UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

MARRONE BIO INNOVATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MARRONE BIO INNOVATIONS, INC.

1540 Drew Ave.

Davis, CA 95618

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 31, 2018

Dear Stockholder:

You are cordially invited to attend the 2017 annual meeting of stockholders of Marrone Bio Innovations, Inc., a Delaware corporation. The meeting will be held on January 31, 2018 at 9:00 a.m. Pacific time at our corporate headquarters located at 1540 Drew Ave., Davis, California 95618.

Proposals to be considered at the annual meeting:

1.	Election of Pamela G. Marrone, Ph.D., our Chief Executive Officer, to our board of directors as a Class I director to serve for the ensuing three years and until her successor is elected.

2.	Ratification of the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

3.	Approval of the issuance of shares of our common stock and warrants to purchase shares of our common stock in connection with a private placement and related debt refinancing transactions in accordance with Listing Rule 5635(d) of The Nasdaq Stock Market LLC, or Nasdaq.

4.	Approval of the issuance of shares of our common stock and warrants to purchase shares of our common stock to Ospraie Ag Science LLC, in accordance with Nasdaq Listing Rule 5635(b).

5.

Approval of an increase to the number of shares authorized under the Marrone Bio Innovations, Inc. 2013 Stock Incentive Plan, or the 2013 Plan, by 4,000,000 to 10,952,472 shares, and to approve the 2013 Plan for purposes of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended.

6.	Consideration of a stockholder proposal, if properly presented at the annual meeting.

These items of business are more fully described in the proxy statement accompanying this notice. The record date for the annual meeting is December 18, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment thereof.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote on the matters to be considered as promptly as possible in order to ensure your representation at the meeting. You may vote via the Internet or by returning the enclosed proxy card. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

Pamela G. Marrone, Ph.D.
Chief Executive Officer

Davis, California

January 3, 2018

This notice, the accompanying proxy statement and the form of proxy are first being mailed or otherwise distributed to our stockholders on or about January 3, 2018.

ANNUAL MEETING OF STOCKHOLDERS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TABLE OF CONTENTS

1540 Drew Ave.

Davis, CA 95618

PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why are these proxy materials being made available?

On or about January 3, 2018, we will mail to our stockholders of record and beneficial owners a 2017 Notice and Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the proxy materials). We are providing you with these proxy materials because the board of directors of Marrone Bio Innovations, Inc. (which we refer to in this proxy statement as MBI, the Company, we or us) is soliciting your proxy to vote at the annual meeting. You are invited to attend the annual meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply vote your shares by proxy via the Internet or by completing, signing and returning the enclosed proxy card.

How do I attend the annual meeting?

The meeting will be held on January 31, 2018 at 9:00 a.m. Pacific time at our corporate headquarters located at 1540 Drew Ave., Davis, California 95618.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on December 18, 2017 will be entitled to vote at the annual meeting. On the record date, there were 31,350,877 shares of common stock outstanding and entitled to one vote each.

Stockholder of Record: Shares Registered in Your Name

If, on December 18, 2017, your shares of our common stock were registered directly with American Stock Transfer and Trust Company, LLC, our transfer agent for our common stock, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your proxy on the matters to be considered as promptly as possible in order to ensure your representation at the meeting. You may vote your proxy via the Internet or by returning the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on December 18, 2017, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote and for which we are soliciting your proxy:

1.	Election of Pamela G. Marrone, Ph.D., our Chief Executive Officer, to our board of directors as a Class I director.

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2.	Ratification of the selection by the audit committee of our board of directors of Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

3.	Approval of the issuance of shares of our common stock and warrants to purchase shares of our common stock in connection with a private placement and related debt refinancing transactions in accordance with Listing Rule 5635(d) of The Nasdaq Stock Market LLC, or Nasdaq, which we refer to herein as the Private Placement and Related Transactions.

4.	Approval of the issuance of shares of our common stock and warrants to purchase shares of our common stock to Ospraie Ag Science LLC, or Ospraie, in accordance with Nasdaq Listing Rule 5635(b), which we refer to herein as the Ospraie Investment.

5.	Approval of an increase to the number of shares authorized under the Marrone Bio Innovations, Inc. 2013 Stock Incentive Plan, or the 2013 Plan, by 4,000,000 to 10,952,472 shares, in accordance with Nasdaq Listing Rule 5635(c), and to approve the 2013 Plan for purposes of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended, or the Code, which we refer to herein as the 2013 Plan Approvals.

6.	Consideration of a stockholder proposal, if properly presented at the annual meeting.

The Private Placement and Related Transactions, the Ospraie Investment and the 2013 Plan Approvals are collectively referred to herein as the “Transactions.”

You may either vote “For” our nominee to the board of directors or you may “Withhold” your vote for such nominee. For the proposals regarding the (i) ratification of the selection of Ernst & Young as our independent registered public accounting firm, (ii) approval of the Private Placement and Related Transactions in accordance with Nasdaq Listing Rule 5635(d), (iii) approval of the Ospraie Investment in accordance with Nasdaq Listing Rule 5635(b), (iv) approval of the 2013 Plan Approvals and (v) stockholder proposal, you may vote “For” or “Against” each of the proposals or abstain from voting.

How does the board of directors recommend that I vote on each of the proposals?

Our board of directors recommends that you vote:

●	“For” the election of Pamela G. Marrone, Ph.D., our Chief Executive Officer, to our board of directors as a Class I director.

●	“For” the ratification of the selection by the audit committee of our board of directors of Ernst & Young as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

●	“For” the approval of the Private Placement and Related Transactions in accordance with Nasdaq Listing Rule 5635(d).

●	“For” the approval, as part of the Private Placement and Related Transactions, of the Ospraie Investment in accordance with Nasdaq Listing Rule 5635(b).

●	“For” the 2013 Plan Approvals.

●	“Against” the stockholder proposal, if properly presented at the annual meeting.

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What are the Transactions?

The Transactions consist of the following:

●	Issuance of up to 44,000,001 shares of our common stock and 41,333,333 warrants to purchase shares of our common stock at an initial exercise price of $1.00 until December 31, 2020 to certain institutional accredited investors pursuant to a securities purchase agreement, or the Securities Purchase Agreement (assuming the conversion of all amounts outstanding under the Ospraie Note (as defined below) as described below under “Proposal Four—Ospraie Investment—Ospraie Note”).

●	As part of the Private Placement and Related Transactions, issuance of up to 30,666,667 shares of our common stock and 30,666,667 warrants to purchase shares of our common stock at an initial exercise price of $1.00 until December 31, 2020 to Ospraie (assuming the conversion of all amounts outstanding under the Ospraie Note as described below under “Proposal Four—Ospraie Investment—Ospraie Note”).

●	Conversion of $35,000,000 aggregate principal amount outstanding under the Waddell Notes (as defined below) for an aggregate of 20,000,000 shares of our common stock and 4,000,000 warrants to purchase shares of our common stock at an initial exercise price of $1.25 until December 31, 2020, as well as an extension of the maturity date of the remaining $5,000,000 aggregate principal amount outstanding under the Waddell Notes to December 31, 2022, the deferral of interest payments due until such date and the grant to Ospraie of a right of first refusal to acquire the Waddell Notes.

●	Conversion of $10,000,000 aggregate principal amount outstanding under the Snyder Notes (as defined below) for an aggregate of 5,714,285 shares of our common stock and 1,142,856 warrants to purchase shares of our common stock at an initial exercise price of $1.25 until December 31, 2020, as well as an extension of the maturity date of the remaining $2,450,000 aggregate principal amount outstanding to December 31, 2022, a reduction in the interest rate per annum from 14% to 8% and the deferral of interest payments due until December 31, 2022. Snyder (as defined below), in his role as administrative agent under the Snyder Notes, will also be entitled to receive 498,000 shares of our common stock in lieu of cash fees on the final maturity date of December 31, 2022.

●	Issuance of 800,000 shares of our common stock and 2,017,143 warrants to purchase shares of our common stock at an initial exercise price of $1.00 exercisable from the date beginning six (6) months from the consummation of the Transactions until December 31, 2020 to National Securities Corporation, or the Placement Agent, in connection with its role as our exclusive placement agent and financial adviser for the Private Placement and Related Transactions.

●	Increase of an additional 4,000,000 options to purchase shares of our common stock under our 2013 Plan to 10,952,472 shares to be reserved for issuance to certain Advisory Members (as defined below) to our board of directors to be designated by Ospraie.

Why did the Company approve the Transactions?

Our board of directors approved the Transactions with the overall goal of providing support for our continuing operations and future development through a comprehensive financing and indebtedness restructuring package consisting of (i) raising up to an aggregate of $30,000,000 of additional capital from both our existing and new investors and (ii) strategically improving our balance sheet and leverage profile by converting a significant portion of our existing indebtedness to equity and extending the maturity dates, reducing the interest rate per annum and deferring interest payments for our remaining existing indebtedness after the conversion to equity. Upon consummation of the Transactions, we expect to have the ability to conduct our operations, service our remaining indebtedness and support future development goals for the foreseeable future.

We believe the combination of additional new capital, conversion of existing indebtedness to equity and more favorable terms for our remaining existing indebtedness will allow us to turn our focus toward strengthening and growing the Company and improving our operations, such as using the funds to promote our commercially available products, to advance product candidates and to support expanding our international presence and commercialization. Furthermore, by bringing in capital from new investors, we expect to benefit from the increased diversification of our investor base and to leverage their fresh input on how we can continue to enhance our operations.

Over the past year, we have pursued various other financing alternatives with potential investors. In approving the Transactions and recommending their approval by our stockholders, our board of directors considered these financing alternatives, as well as our current business and financial condition. We believe that the Transactions come at a crucial juncture for the future of the Company and will serve as the cornerstone of our ability to maintain our current operations. Accordingly, we believe that our failure to obtain stockholder approval and thus not to proceed with consummating the Transactions will likely make it considerably more difficult to sustain our current operations.

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For a more detailed description of the Private Placement and Related Transactions, the Ospraie Investment and the 2013 Plan Approvals, see the sections entitled “Proposal Three—Private Placement and Related Transactions—Background,” “Proposal Four—Ospraie Investment—Background” and “Proposal Five—2013 Plan Approvals—Background” below.

Why is the Company seeking approval of the Transactions?

We are required to seek approval for the Private Placement and Related Transactions and the Ospraie Investment because our common stock is listed on Nasdaq and, as a result, we are subject to certain Nasdaq listing rules and regulations. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In addition, Nasdaq Listing Rule 5635(b) requires stockholder approval prior to any issuance of securities when the issuance will result in a change of control, which Nasdaq deems to occur when, as a result of the issuance, an investor owns, or has the right to acquire, 20% or more of the outstanding shares of a company’s common stock or voting power and such ownership would be the single largest ownership position in such company.

Collectively, upon consummation of the Private Placement and Related Transactions and upon the full exercise of the warrants to purchase shares of our common stock, we expect to issue up to 119,505,618 shares of our common stock, which represents 381% of our common stock outstanding as of December 18, 2017. As a result of the Private Placement and Related Transactions, Ospraie is expected to acquire at least 20% of the outstanding shares of our common stock, in addition to certain warrants to purchase shares of our common stock, and would hold the single largest ownership position in the Company.

In addition, we are required to seek the 2013 Plan Approvals both in accordance with Nasdaq Listing Rule 5635(c) as well as under Section 162(m) of the Code, which will allow us to increase the number of shares of our common stock authorized under the 2013 Plan by 4,000,000 to 10,952,472 shares, as well as structure our incentive compensation in a manner intended to preserve certain tax deductions under Section 162(m), respectively. The 2013 Plan Approvals are another component in our overall goal of providing support for our continuing operations and future development through a series of refinancing transactions discussed in this proxy statement, and for which we are soliciting stockholder approval. By increasing the number of shares of our common stock authorized under the 2013 Plan by 4,000,000, we intend to use this additional capacity under the 2013 Plan to grant options to purchase shares of our common stock to certain members of an advisory council to our board of directors to be designated by Ospraie, or the Advisory Members, that we expect to put in place effective upon consummation of the Transactions. We believe that allowing such Advisory Members to receive options to purchase our common stock will best align such Advisory Members’ interests with those of the Company and its continued operations and development, thus providing the necessary and proper incentives for such Advisory Members to advise and act in the best interests of the Company and our stockholders. Furthermore, by qualifying any such grants as performance-based awards under Section 162(m), we will be able to avail ourselves of the appropriate tax deductions to our benefit.

What will happen if any of the Private Placement and Related Transactions, the Ospraie Investment or the 2013 Plan Approvals are not approved?

If our stockholders do not approve any of the Private Placement and Related Transactions, the Ospraie Investment or the 2013 Plan Approvals, we will not be able to proceed with any of the Transactions. Each component of the contemplated Transactions detailed in this proxy statement, and for which we are seeking stockholder approval, is cross-conditioned under the Securities Purchase Agreement, such that failure to obtain approval for one transaction results in the failure to satisfy the conditions necessary to consummate the other contemplated financing transactions. Therefore, if we fail to obtain stockholder approval for any of the Private Placement and Related Transactions, the Ospraie Investment or the 2013 Plan Approvals, we cannot consummate the Transactions and will therefore not have access to up to an aggregate of $30,000,000 of additional capital or significantly improve our leverage profile in support of our continuing operations and future development, which may negatively impact our ability to execute on our business plan and could have a material adverse effect on our financial condition, liquidity and results of operations. As discussed above under “Why did the Company approve the Transactions?”, we believe that the Transactions are critical in our ability to maintain our current operations, such that our failure to obtain stockholder approval and thus not proceed with consummating the Transactions will likely make it considerably more difficult to sustain such operations.

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Will the Transactions be dilutive to existing holders of the Company’s common stock?

Yes. The Transactions will result in the issuance, assuming the full exercise of the warrants to purchase shares of our common stock and the additional options to purchase 4,000,000 of our shares of common stock pursuant to the 2013 Plan Approvals, of up to 123,505,618 shares of our common stock, which represents 394% of our common stock outstanding as of December 18, 2017. As a result, our existing stockholders’ proportionate voting interest will be considerably reduced, and their ownership interest in us will be immediately and significantly diluted after consummation of the Transactions. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” below for our beneficial ownership before and expected beneficial ownership after the consummation of the Transactions, each as of December 18, 2017.

How do I vote?

The procedures for voting are as follows:

Voting via the Internet

●	You can vote your shares via the Internet by following the instructions in the enclosed proxy card. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card.

Voting by Mail

●	You can vote your shares by mail by returning the enclosed proxy card per the instructions on the card.

What if I return a proxy card or otherwise complete a ballot or give voting instructions but do not make specific choices?

If you return a signed and dated proxy card or otherwise complete a ballot or voting instructions without marking your selections, your shares will be voted, as applicable, “For” the election of Pamela G. Marrone, Ph.D., our Chief Executive Officer, as a Class I director, “For” the ratification of Ernst & Young as our independent registered public accounting firm for our fiscal year ending December 31, 2017, “For” the approval of the Private Placement and Related Transactions, “For” the approval of the Ospraie Investment, “For” the approval of the 2013 Plan Approvals and “Against” the stockholder proposal. The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We are paying for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on the Notice and vote your shares for each name or account to ensure that all of your shares are voted.

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Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date;

●	You may grant a subsequent proxy through our Internet voting site;

●	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 1540 Drew Ave., Davis, California 95618; or

●	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy. Please remember, as mentioned above, if you are a beneficial owner of shares you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent that holds your shares in street name.

If your shares are held by your broker, bank or another agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals due for next year’s annual meeting?

Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our bylaws and the rules established by the Securities and Exchange Commission, or the SEC. We anticipate that the date of our 2018 annual meeting of stockholders will be more than 30 days before the anniversary date of this year’s meeting. In addition, under the Securities Purchase Agreement, we are required to hold our 2018 annual meeting of stockholders within 180 days after the date of consummation of the Transactions. As a result, to be considered for inclusion in the proxy statement for our 2018 annual meeting of stockholders, stockholder proposals must be delivered to our principal executive offices not later than the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any stockholder proposal (including a proposal to nominate a candidate for director) that is not submitted for inclusion in the proxy statement for our 2018 annual meeting of stockholders must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 45 days prior to the date of the annual meeting. Proposals should be addressed to our Corporate Secretary at 1540 Drew Ave., Davis, California 95618. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

What are broker non-votes? How do I vote if I hold my shares in street name?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions).

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to routine “discretionary” items, but not with respect to “non-discretionary” items under the rules of the New York Stock Exchange, or NYSE, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under NYSE rules, elections of directors are considered to be non-routine and, therefore, brokers and other nominees will not be able to vote in the election of directors unless they receive instructions from the beneficial owners of the shares.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes and any broker non-votes for the election of Pamela G. Marrone, Ph.D., our Chief Executive Officer, for Class I director. Broker non-votes will not count for or against our nominee.

With respect to the ratification of Ernst & Young, the inspector of election will separately count “For” and “Against” votes. Abstentions will be counted toward the vote total for the proposal, and will have the same effect as “Against” votes. Broker non-votes will not count toward the vote total for the proposal.

With respect to approval of the Private Placement and Related Transactions, the approval of the Ospraie Investment, the 2013 Plan Approvals and the approval of the stockholder proposal, the inspector of election will separately count “For” and “Against” votes. Abstentions and broker non-votes will have no effect and will not be counted toward the vote total for the proposal.

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How many votes are needed to approve each of the proposals?

●	Proposal One—Election of Pamela G. Marrone, Ph.D., our Chief Executive Officer, for Class I director. Dr. Marrone will be elected if she receives the most “For” votes (among votes properly cast in person or by proxy).

●	Proposal Two—Ratification of the selection by the audit committee of our board of directors of Ernst & Young as our independent registered public accounting firm for our fiscal year ending December 31, 2017. This proposal must receive a “For” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

●	Proposal Three—Approval of the Private Placement and Related Transactions in accordance with Nasdaq Listing Rule 5635(d). This proposal must receive a “For” vote from the holders of a majority of votes cast either in person or by proxy on the proposal. If you “Abstain” from voting, your votes will not be counted in determining whether this proposal has been approved.

●	Proposal Four—Approval of the Ospraie Investment in accordance with Nasdaq Listing Rule 5635(b). This proposal must receive a “For” vote from the holders of a majority of votes cast either in person or by proxy on the proposal. If you “Abstain” from voting, your votes will not be counted in determining whether this proposal has been approved.

●	Proposal Five—Approval of the 2013 Plan Approvals in accordance with Nasdaq Listing Rule 5635(c) and Section 162(m)(4)(C) of the Code. This proposal must receive a “For” vote from the holders of a majority of votes cast either in person or by proxy on the proposal. If you “Abstain” from voting, your votes will not be counted in determining whether this proposal has been approved.

●	Proposal Six—Consideration of the stockholder proposal, if properly presented at the annual meeting. This proposal must receive a “For” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. If you “Abstain” from voting, your votes will not be counted in determining whether this proposal has been approved.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at the meeting there are present in person or represented by proxy the holders of outstanding shares of common stock entitled to cast a majority of the votes that could be cast by all outstanding shares of common stock. On the record date, there were 31,350,877 shares of common stock outstanding, all of which are entitled to vote. Thus, holders of shares representing at least 15,675,439 votes must be present in person or represented by proxy at the meeting to have a quorum.

Shares that are voted in person or by proxy are treated as being present at the meeting for purposes of establishing a quorum. Abstentions and broker non-votes will also be counted for purposes of calculating whether a quorum is present at the annual meeting. If there is no quorum, the holders of shares representing a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes do I have?

On each matter to be voted upon, for holders of our common stock, you have one vote for each share of common stock you owned as of December 18, 2017.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Will a representative of Ernst & Young, our independent registered public accounting firm, be present at the annual meeting to make a statement or answer questions?

Representatives of Ernst & Young, our independent registered public accounting firm, are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

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PROPOSAL ONE

ELECTION OF CLASS I DIRECTOR

Pursuant to our certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. The total number of authorized directors on our board of directors upon the commencement of the 2017 annual meeting has been fixed at five by a resolution of our board of directors.

There is one nominee for Class I director at this annual meeting, Pamela G. Marrone, Ph.D., our Chief Executive Officer, who is currently a member of our board of directors. Stockholders cannot submit proxies voting for a greater number of persons than the single nominee named in this Proposal One. If elected, Dr. Marrone will hold office until the annual meeting of stockholders held in 2020 and until her successor is elected or until her death, resignation or removal. Dr. Marrone has agreed to serve if elected, and we have no reason to believe that she will be unable to serve.

Each of Michael H. Benoff and Kathleen A. Merrigan, Ph.D. has notified us that such director will not stand for re-election at the 2017 annual meeting. Mr. Benoff and Dr. Merrigan will continue to serve as directors until such meeting. Each of Mr. Benoff and Dr. Merrigan’s decision not to stand for re-election to our board of directors are solely for personal reasons and time considerations and did not involve any disagreement on any matter relating to the Company’s operations, policies or practices.

There are no family relationships between any of our directors, nominees or executive officers. There are also no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.

Required Vote

Dr. Marrone will be elected if she receives the most “For” votes (among votes properly cast in person or by proxy). Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Dr. Marrone. If Dr. Marrone becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for Dr. Marrone will instead be voted for the election of a substitute nominee proposed by our board of directors and the nominating and corporate governance committee. Under NYSE rules, brokers are prohibited from giving proxies to vote on elections of directors unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to the election of Dr. Marrone in this Proposal One if you want your broker to vote your shares on the matter. Otherwise, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.

Recommendation

The board of directors recommends a vote “FOR” the election of Pamela G. Marrone, Ph.D., our Chief Executive Officer, as a Class I director in Proposal One.

INFORMATION REGARDING OUR NOMINEE AND DIRECTORS

The following table sets forth information as of December 18, 2017 with respect to our nominee for election as a Class I director of our board of directors, as well as our continuing directors.

Class I Director Nominee

Name(1)	Age	Position
Pamela G. Marrone, Ph.D.	61	Chief Executive Officer

Continuing Directors

Name	Age	Class(2)	Position
Timothy Fogarty	56	II	Chair of the Board of Directors and Audit Committee Member
Richard Rominger	90	II	Chair of the Nominating and Corporate Governance Committee and Compensation Committee Member
George H. Kerckhove	80	III	Chair of the Audit Committee
Zachary S. Wochok, Ph.D.	74	III	Compensation Committee and Nominating and Corporate Governance Committee Member

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(1)	Michael H. Benoff and Kathleen A. Merrigan, Ph.D., each a Class I director, will each continue to serve until the 2017 annual meeting. Mr. Benoff serves as chair of the compensation committee and a member of the audit committee. Dr. Merrigan serves as a member of the nominating and corporate governance committee.

(2)	The terms of Class II directors will expire at the 2018 annual meeting. The terms of Class III directors will expire at the 2019 annual meeting.

Nominee for Class I Director

Pamela G. Marrone, Ph.D. is our founder and has served as our Chief Executive Officer and a member of our board of directors since our inception in 2006, as well as serving as our President from inception through January 2015 and from September 2015 to August 2017. Prior to founding the Company, in 1995 Dr. Marrone founded AgraQuest, Inc. (acquired by Bayer), where she served as chief executive officer until May 2004 and as president or chairman from such time until March 2006, and where she led teams that discovered and commercialized several bio-based pest management products. She served as founding president and business unit head for Entotech, Inc., a biopesticide subsidiary of Denmark-based Novo Nordisk A/S (acquired by Abbott Laboratories), from 1990 to 1995, and held various positions at the Monsanto Company from 1983 until 1990, where she led the Insect Biology Group, which was involved in pioneering projects in transgenic crops, natural products and microbial pesticides. Dr. Marrone is an author of over a dozen invited publications, is in demand as a speaker and has served on the boards and advisory councils of numerous professional and academic organizations. In 2016, Dr. Marrone was elected to the Cornell University Board of Trustees. In 2013, Dr. Marrone was named the Sacramento region’s “Executive of the Year” by the Sacramento Business Journal and “Cleantech Innovator of the Year” by the Sacramento Area Regional Technology Alliance and Best Manager with Strategic Vision by Agrow in 2014. Dr. Marrone earned a B.S. in Entomology from Cornell University and a Ph.D. in Entomology from North Carolina State University. We believe Dr. Marrone’s qualifications to sit on our board of directors include the fact that, as our founder, Dr. Marrone is uniquely familiar with the business, structure, culture and history of our company and that she also brings to the board of directors considerable expertise based on her management and technical and commercialization experience in the biopesticide industry.

Continuing Directors

Timothy Fogarty has served on our board of directors since 2010 and was appointed the Chair of our board of directors in 2015. As the chief financial officer and a partner of The Contrarian Group, Inc., a private equity fund affiliated with CGI Opportunity Fund II, L.P., which is an existing stockholder, where he has worked since May 2006, Mr. Fogarty previously served on the boards of TeachTown, Amanzi and Bellwether Marine Acquisition Corporation. From December 2003 to March 2006, Mr. Fogarty worked for Cypress Reinsurance, a startup Bermuda reinsurer, as president and chief operating officer. Mr. Fogarty is a Certified Public Accountant in good standing in California and earned a B.S. in Accounting from California State Polytechnic University, Pomona. We believe Mr. Fogarty’s qualifications to sit on our board of directors include his extensive experience in investment management and accounting and his perspective gained as a board member of various early-stage companies.

Richard Rominger has served on our board of directors since our inception in 2006 and was the Chair of our board of directors from 2008 to 2013. Mr. Rominger is a fourth generation Yolo County, California farmer and is active in farm organizations and cooperatives. Mr. Rominger served as Director (Secretary) of the California Department of Food and Agriculture from 1977 to 1982 and was the Deputy Secretary at the U. S. Department of Agriculture in Washington, DC from 1993 to 2001. As the Department’s chief operating officer, he was responsible for over 100,000 employees and a budget of approximately $100 billion. Mr. Rominger has served as a production agriculture advisor at University of California, Davis, University of California, Riverside, California State University, Fresno and California Polytechnic State University, San Luis Obispo and has served on the advisory committee of the Agricultural Sustainability Institute at University of California, Davis and as a special advisor to the Chancellor at University of California, Davis. He is a member of the University of California President’s Advisory Commission on Agriculture and Natural Resources and the California Roundtable on Agriculture and the Environment and serves on the board of directors of Oryzatech, Inc., a plant based building material company. Mr. Rominger earned a B.S. in Plant Science from University of California, Davis and graduated summa cum laude. We believe Mr. Rominger’s qualifications to sit on our board of directors include his years of government experience and his perspective gained as a leader in keeping American agriculture healthy and sustainable.

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George H. Kerckhove has served on our board of directors since July 2014. He has served on the board of directors for Gundersen Medical Foundation since 2010 and previously served on the board of directors for Merix Corporation, where he chaired the audit committee, Wellspring International, American Standard Companies and the Mississippi Valley Conservancy Land Trust. He worked with the American Standard Companies from 1988 through 2000, where he served as VP and chief financial officer, executive VP and global sector manager of various countries and president and general manager of the European Division. Prior to that, he served in a variety of positions from 1962 through 1987 with The Trane Company, from product manager in several product departments, VP and general manager, Process Equipment Division, and executive VP and general manager of both the US and International Commercial Equipment Divisions. Mr. Kerckhove received Bachelor of Science degrees in Agricultural Engineering and Mechanical Engineering, a Master of Science Degree in Mechanical Engineering, and an MBA, all from the University of Wisconsin in Madison. We believe Mr. Kerckhove’s qualifications to sit on our board of directors include his education in agricultural engineering and his extensive experience in finance, accounting and management in global publically-traded companies.

Zachary S. Wochok, Ph.D. has served on our board of directors since May 2016. He served as president and founder of The Wochok Group, LLC, a management consulting firm, since October 2011. For over 25 years, Dr. Wochok has held executive positions in the agribusiness, biotechnology and food industries, including service as chairman of PGP International, Inc., a food ingredients company, from April 2011 to October 2011 and as its chief executive officer from February 1996 to March 2011, as the chairman and chief executive officer of NURTURE, Inc., as president and chief operating officer of Calgene, Inc., which was then publicly traded, and as the chief executive officer of Plant Genetics, Inc., during which time the company completed an initial public offering and later merged with Calgene, Inc., creating the largest plant biotechnology company in the United States at the time. Dr. Wochok has served as a director and President of Grazix Animal Health, Inc. since July 2015; as Director of Live Leaf, Inc. since April 2017; on the board of Nucelis, Inc., a fermentation based specialty chemical company, from March 2012 to December 2014; as advisor to the board of directors of Cibus Global, Ltd. from January 2015 to July 2017; as agricultural technology business advisor to Alexandria Real Estate Equities, Inc. from January 2015 to February 2017; and on the Advisory Board of AgTech Accelerator from May 2016 to May 2017. He has also served as business development manager in the new ventures department at Monsanto and a lead scientist for Weyerhaeuser Company. Dr. Wochok began his career as a professor of biology at the University of Alabama, following an NIH funded post-doctoral position at Yale University. Dr. Wochok received a B.S. in Biology from LaSalle University, an M.S. in Biology from Villanova University and a Ph.D. in Cell Biology and Plant Physiology from the University of Connecticut. We believe Dr. Wochok’s qualifications to sit on our board of directors include his education in biology and plant physiology and extensive experience serving public and private companies in the agriculture and biotechnology industries as an advisor, senior executive or director.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors and Leadership Structure

Our board of directors currently consists of seven members. As discussed above in Proposal One, Election of Class I Director, Mr. Benoff and Dr. Merrigan have determined not to stand for re-election at the 2017 annual meeting, and upon the commencement of the 2017 annual meeting, the size of our board of directors will decrease to five members and the number of Class I directors will be reduced to one.

In accordance with our amended and restated certificate of incorporation and amended and restated bylaws, our board of directors has been divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our current directors have been divided among the three classes as follows:

●

The Class I directors are Pamela G. Marrone, Ph.D., Michael H. Benoff and Kathleen A. Merrigan, Ph.D., and their terms will expire at the annual general meeting of stockholders to be held on January 31, 2018 (as discussed above, Mr. Benoff and Dr. Merrigan have determined not to stand for re-election at the annual meeting, and our board of directors has been fixed at five by a resolution of our board of directors adopted prior to the date of this annual meeting).

●	The Class II directors are Timothy Fogarty and Richard Rominger, and their terms will expire at the annual general meeting of stockholders to be held in 2018; and

●	The Class III directors are Zachary S. Wochok, Ph.D. and George H. Kerckhove, and their terms will expire at the annual general meeting of stockholders to be held in 2019.

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The board of directors currently separates the role of Chairman and Chief Executive Officer, with Dr. Marrone serving as Chief Executive Officer and Mr. Fogarty serving as Chairman. The board of directors believes that separating these two roles promotes balance between the independent authority of the board of directors to oversee our business and the Chief Executive Officer and our management team, which manages the business on a day-to-day basis. The current separation of the Chairman and Chief Executive Officer roles allows the Chief Executive Officer to focus her time and energies on operating and managing the Company and leverages the experience and perspectives of the Chairman.

We believe the board of directors maintains effective independent oversight through a number of governance practices, including our strong committee system, open and direct communication with management, input on meeting agendas and regular executive sessions.

In addition, the board of directors has established the following procedures for selecting the presiding director during the executive sessions of the board of directors. The presiding director will be (i) the Chairman of the board of directors or (ii) another director appointed by the independent directors. In fiscal year 2016, Mr. Fogarty presided at each of the executive sessions of our board of directors.

Director Independence

Nasdaq rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3 and Rule 10C-1, a committee member may not, other than in his or her capacity as a member of the board of directors or any board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Our board of directors has also reviewed whether the directors that comprise our audit committee and compensation committee satisfy the independence standards for those committees established by the applicable SEC rules and Nasdaq rules. In making this determination, our board of directors has considered the relationships that each of these non-employee directors has with our company and all other facts and circumstances our board of directors deem relevant in determining their independence, including the beneficial ownership of our capital stock held by each non-employee director and, in the case of Mr. Fogarty, his employment with The Contrarian Group, Inc., a private equity fund affiliated with CGI Opportunity Fund II, L.P., which is one of our existing stockholders. Based on this determination, the board of directors determined that each of its non-employee members is independent.

Role of the Board of Directors in Risk Oversight

The board of directors is actively involved in the oversight of our risk management process. The board of directors does not have a standing risk management committee, but administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking and our board of directors is responsible for monitoring and assessing strategic risk exposure and other risks not covered by our committees.

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The full board of directors, or the appropriate committee, receives reports on risks facing our company from our Chief Executive Officer or other members of management to enable it to understand our risk identification, risk management and risk mitigation strategies. We believe that the leadership structure of our board of directors supports effective risk management because it allows the independent directors on our committees to exercise oversight over management.

Board of Directors Meetings

During the fiscal year ended December 31, 2016, the board of directors held ten (10) meetings, the audit committee held seven (7) meetings, the compensation committee held twenty-three (23) meetings and the nominating and corporate governance committee held four (4) meetings. Each of our incumbent directors attended more than seventy-five percent of the meetings of the board of directors and of the committees on which the director served that were held during the last fiscal year. Board members are expected to regularly attend all meetings of the board of directors and committees on which they serve. Our independent directors held an executive session in conjunction with each in-person board meeting during the fiscal year ended December 31, 2016. Last year, all of the members of the board of directors then serving attended the 2016 annual meeting of stockholders.

Contacting the Board of Directors

Any stockholder who desires to contact our board of directors, committees of the board of directors and individual directors may do so by writing to: Marrone Bio Innovations, Inc., 1540 Drew Ave., Davis, California 95618 Attention: Linda V. Moore, General Counsel. Ms. Moore will direct such communication to the appropriate persons.

Committees of the Board of Directors

In fiscal year 2016, our board of directors had three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of our committees are below.

Audit Committee

Our audit committee members are Mr. Kerckhove, Mr. Fogarty and Mr. Benoff, each of whom is a non-employee member of our board of directors. Mr. Kerckhove is our audit committee chair and is our audit committee financial expert, as defined under the applicable SEC rules. Our board of directors has determined that each of Mr. Kerckhove, Mr. Fogarty and Mr. Benoff is independent within the meaning of the applicable SEC rules and the listing standards of Nasdaq. Mr. Benoff will continue to serve on the audit committee until the election of directors at the 2017 annual meeting.

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee evaluates the independent registered public accounting firm’s qualifications, independence and performance; determines the engagement of the independent registered public accounting firm; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law; reviews our critical accounting policies and estimates; and annually reviews the audit committee charter and the committee’s performance. The audit committee operates under a written charter adopted by the board of directors that satisfies the applicable standards of Nasdaq.

Compensation Committee

Our compensation committee members are Mr. Benoff, Mr. Rominger and Dr. Wochok, each of whom is a non-employee member of our board of directors. Mr. Benoff is our compensation committee chair. Our board of directors has determined that each of Mr. Benoff, Mr. Rominger and Dr. Wochok is independent within the meaning of the applicable SEC rules and the listing standards of Nasdaq. Mr. Benoff will continue to serve on the compensation committee until the election of directors at the 2017 annual meeting.

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Our compensation committee reviews and recommends programs, arrangements and policies relating to the compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and sets the compensation of these officers based on such evaluations. The compensation committee administers the issuance of stock options and other awards under our stock plans. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members. The compensation committee operates under a written charter adopted by the board of directors that satisfies the applicable standards of Nasdaq. The compensation committee may form and delegate authority under its charter to subcommittees or other persons when appropriate.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee members are Mr. Rominger, Dr. Wochok and Dr. Merrigan, each of whom is a non-employee member of our board of directors. Mr. Rominger is our nominating and corporate governance committee chair. Our board of directors has determined that each of Mr. Rominger, Dr. Wochok and Dr. Merrigan is independent within the meaning of the applicable SEC rules and the listing standards of Nasdaq. Dr. Merrigan will continue to serve on the nominating and corporate governance committee until the election of directors at the 2017 annual meeting.

Our nominating and corporate governance committee is responsible for making recommendations regarding candidates for directorships and the size and the composition of our board of directors. Candidates for directorships are identified and considered on the basis of experience, areas of expertise and other factors relative to the overall composition of our board of directors. The nominating and corporate governance committee will consider candidates for directorship recommended by stockholders that are submitted in compliance with its charter. In addition to making recommendations for director candidates, the nominating and corporate governance committee is responsible for overseeing our corporate governance principles and making recommendations concerning governance matters. The nominating and corporate governance committee operates under a written charter adopted by the board of directors that satisfies the applicable standards of Nasdaq.

Corporate Governance

Corporate Governance Guidelines

Our board of directors has adopted written Corporate Governance Guidelines to assure that the board of directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the board of directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluations and succession planning, and board committees and compensation. The nominating and corporate governance committee assists the board of directors in implementing and adhering to the Corporate Governance Guidelines. Our Corporate Governance Guidelines are available on the investor relations section of our website at investors.marronebio.com under the heading “Corporate Governance.” The corporate governance guidelines are reviewed at least annually by our nominating and corporate governance committee, and changes are recommended to our board of directors with respect to changes as warranted.

Code of Business Conduct and Ethics

We have adopted the Marrone Bio Innovations Code of Business Conduct and Ethics that applies to all officers, directors and employees. Our Code of Business Conduct and Ethics is available on the investor relations section of our website (at investors.marronebio.com) under the heading “Corporate Governance.” If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on the investor relations section of our website at investors.marronebio.com under the heading “Corporate Governance.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.

Corporate Governance Materials

Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, charters for each committee of the board of directors and other corporate governance documents, are posted on the investor relations section of our website at investors.marronebio.com under the heading “Corporate Governance.” In addition, stockholders may obtain a print copy of our Corporate Governance Guidelines, Code of Business Conduct and Ethics as well as the charters of our audit committee, compensation committee and nominating and corporate governance committee by writing to our Corporate Secretary at 1540 Drew Ave., Davis, California 95618.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our board of directors.

Director Compensation

Director Compensation for Fiscal Year 2016

Our non-employee directors who served during the fiscal year ended December 31, 2016 received the following compensation for their service on our board of directors.

NAME	FEES EARNED OR PAID IN CASH ($)	RESTRICTED STOCK UNITS ($)(1)(2)(3)(6)	TOTAL ($)
Pamela Contag, Ph.D. (4)	15,543	—	15,543
Timothy Fogarty	52,500	24,690	77,190
Michael Benoff(5)	38,516	70,219	108,735
George Kerckhove	40,000	24,690	64,690
Kathleen A. Merrigan, Ph.D. (7)	21,486	65,525	87,011
Elin Miller(4)	15,041	—	15,041
Richard Rominger	36,006	24,690	60,696
Zachary S. Wochok, Ph.D.(8)	20,306	64,193	84,499

(1)	The fair value of restricted stock units, or RSUs, granted to our directors on May 25, 2016 was determined based on the closing bid price of the Company’s common stock on the date of grant, $0.67. See Note 10 of the Notes to Consolidated Financial Statements included in Part II-Item 8- “Financial Statements and Supplementary Data” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(2)	On May 25, 2016, we granted each non-employee board member 36,850 RSUs, each unit representing a contingent right to receive one share of our common stock. The RSUs will vest with respect to 100% of the total shares subject to the grant on the date of the 2017 annual stockholder meeting. Vested RSUs are settled in common stock of the Company upon the director’s separation from service for the Company. Additionally, in the event of a corporate transaction or change in control as defined in the award agreement, 100% of the RSUs vest immediately prior to the event.

(3)	The following table sets forth the aggregate number of option awards and RSUs held by each non-employee director as of December 31, 2016:

NAME	AGGREGATE NUMBER OF OPTION AWARDS	AGGREGATE NUMBER OF RESTRICTED STOCK UNITS
Pamela Contag, Ph.D.	24,124	—
Timothy Fogarty	17,335	54,745
Michael Benoff	—	78,620
George Kerckhove	20,866	54,745
Kathleen A. Merrigan, Ph.D.	—	76,496
Elin Miller(a)	32,071	—
Richard Rominger	29,521	54,745
Zachary S. Wochok, Ph.D.	—	95,810

(a)	All RSUs held by each of Dr. Contag and Ms. Miller were vested and settled upon completion of her service as a director on May 25, 2016.

(4)	Dr. Contag and Ms. Miller did not stand for re-election at our May 25, 2016 annual meeting.

(5)	On January 4, 2016, we granted Mr. Benoff 41,770 RSUs, each unit representing a contingent right to receive one share of our common stock, in connection with his appointment to the board of directors. Of the 41,770 RSUs granted, 8,630 vested on May 25, 2016, the date of the 2016 annual stockholder meeting. Of the remaining 33,140 RSUs, 1/3 vested on January 4, 2017, the first anniversary of the vesting commencement date and the remaining 2/3 vest equally over 24 months on the monthly anniversary of the vesting commencement date. The fair value of the RSUs granted to our directors on January 4, 2016 was determined based on the closing bid price of our common stock on the date of grant, $1.09.

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(6)	In addition, in the event of a corporate transaction or change in control as defined in the award agreement, 100% of the RSUs vest immediately prior to the event.

(7)	On March 22, 2016, we granted Dr. Merrigan 39,646 RSUs, each unit representing a contingent right to receive one share of our common stock, in connection with her appointment to the board of directors. Of the 39,646 RSUs granted, 3,740 vested on May 25, 2016, the date of the 2016 annual stockholder meeting. Of the remaining 35,906 RSUs, 1/3 vested on March 22, 2017, the first anniversary of the vesting commencement date and the remaining 2/3 vest equally over 24 months on the monthly anniversary of the vesting commencement date. The fair value of the RSUs granted to our directors on March 22, 2016 was determined based on the closing bid price of our common stock on the date of grant, $1.03.

(8)	On May 25, 2016, we granted Dr. Wochok 95,810 RSUs, of which 36,850 are described in footnote 2 above and of which 58,960 were granted in connection with his appointment to the board of directors. Of the remaining 58,960 RSUs granted, 1/3 vested on May 25, 2017, the first anniversary of the vesting commencement date and the remaining 2/3 vest equally over 24 months on the monthly anniversary of the vesting commencement date. The fair value of the RSUs granted to our directors on May 25, 2016 was determined based on the closing bid price of our common stock on the date of grant, $0.67.

Discussion of Director Compensation

Directors who are employees of ours do not receive any compensation for their service on our board of directors. Our board of directors has adopted the following compensation policy that is applicable to all of our non-employee directors since our 2015 annual meeting of stockholders.

●	Initial Equity Grants. Each non-employee director who joins the board of directors will receive RSUs valued at $40,000, with one-third of the RSUs vesting on the first anniversary of the director’s service and the remainder vesting monthly thereafter.

●	Annual Retainers. Each non-employee director will receive an annual retainer for service on the board of directors valued at $50,000, consisting of $25,000 in cash and the remainder in RSUs, in addition to annual cash retainers for service as chair of our board of directors, or as a member or chair of committees of our board of directors, as set forth in the table below. Cash retainers will be paid on a quarterly basis, with RSUs awarded at our annual stockholders meeting and vesting after one year.

Additional annual retainer fees for service as Chair of the Board of Directors	$20,000

Additional annual retainer fees for service as a member or chair of (with chair fees inclusive of fees for service as a member):	Member	Chair

Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Nominating and Corporate Governance Committee	$3,750	$7,500

Our director compensation policy was adopted by our board of directors in consideration of a number of factors, including its assessment of the previous compensation policy and a director compensation report from Pearl Meyer & Partners, LLC, or Pearl Meyer, which our board of directors engaged to prepare a competitive assessment of non-employee director compensation. In August 2015, Pearl Meyer delivered a report to the board of directors regarding market practices, recommending changes, based on our financial and size metrics, that would bring our director compensation more comparable to the 25th percentile of peers in our industry.

In addition to the above policy, our board of directors from time to time may consider additional payments to our directors in respect of extraordinary service by such director. For example, in 2015, our board of directors approved a payment of $25,000 to Mr. Kerckhove who provided, on behalf of the board of directors, input and guidance to our leadership team and executive officers regarding business operations.

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Ospraie Nominees to Our Board of Directors and Committees of Our Board of Directors

Upon Consummation of Transactions

Pursuant to the Securities Purchase Agreement, if we obtain stockholder approval for the Transactions and the Transactions are consummated, then we intend to increase the size of our board of directors to seven by a resolution to be adopted by our board of directors and to appoint two additional Class I directors to our board of directors to serve until the 2020 annual meeting of stockholders, or the Initial Designees. Such Initial Designees will be designated by Ospraie, and such appointments will become effective as of the date of consummation of the Transactions.

In addition, effective upon the consummation of the Transactions, we intend to appoint (i) one of the Initial Designees as chair of our board of directors, (ii) one of the Initial Designees as chair of our compensation committee of our board of directors, (iii) both of the Initial Designees as members of our nominating and corporate governance committee of our board of directors and (iv) one of the Initial Designees as chair of our nominating and corporate governance committee of our board of directors. Ospraie may also appoint individuals to serve as Advisory Members to our board of directors, as further discussed in “Proposal Five—2013 Plan Approvals.”

Voting and Lock-up Agreement

Pursuant to the Securities Purchase Agreement, we have agreed to take all necessary actions to procure the election of two additional directors designated by Ospraie to our board of directors as Class II directors at our 2018 annual meeting of stockholders. In connection with such election, we will enter into a Voting and Lock-up Agreement on or before the date of consummation of the Transactions with affiliates of Ospraie, affiliates of Waddell (as defined below), affiliates of Ardsley (as defined below) and Pamela G. Marrone, Ph.D., our Chief Executive Officer, which we refer to herein as the Voting and Lock-up Agreement. Pursuant to the Voting and Lock-up Agreement, each of the parties thereto will each agree to vote its, her or his existing shares of our common stock in favor of the two additional nominees to the Company’s board of directors designated by Ospraie at our 2018 annual meeting of shareholders.

After the conclusion of our 2018 annual meeting of shareholders, if the two additional Class II directors are successfully elected, then we expect that four of our seven members of our board of directors will be members designated by Ospraie.

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EXECUTIVE COMPENSATION

Executive Officers

Our executive officers as of December 18, 2017, their positions and their respective ages on that date are:

Name	Age	Position
Pamela G. Marrone, Ph.D.	61	Chief Executive Officer
James B. Boyd	65	President and Chief Financial Officer
Linda V. Moore	71	Executive Vice President, General Counsel, Secretary and Chief Compliance Officer
Keith J. Pitts	54	Senior Vice President and Chief Sustainability Officer
Amit Vasavada, Ph.D.	62	Senior Vice President and Chief Technology Officer
Tim Johnson, Ph.D.	61	Vice President of Field Development and Technical Services

Our executive officers serve at the discretion of the board of directors, subject to rights, if any, under contracts of employment. See the section entitled “—Employment Agreements” below. Biographical information for Dr. Marrone is provided above. See the section entitled “Information Regarding Our Nominee and Directors” above.

James B. Boyd was appointed as Chief Financial Officer effective February 2014 and President effective August 2017. Mr. Boyd previously served as chief financial officer of Quantenna Communications and Link-A-Media Devices, both venture capital backed companies, from 2012 to 2013 and from 2010 to 2012, respectively. From 2007 to 2010, he served as chief financial officer and senior vice president of Silicon Storage Technology and from 2000 to 2007, Mr. Boyd served as chief financial officer and senior vice president of ESS Technology, both Nasdaq listed companies. Mr. Boyd earned a B.A. and an M.B.A. in Finance from the University of Wisconsin and a J.D. from Golden Gate University School of Law.

Linda V. Moore was appointed as General Counsel, Secretary and Chief Compliance Officer effective March 2014 and Executive Vice President effective November 6, 2017. Ms. Moore co-founded The Moore Group, where she served as principal from 2005 to 2007, during which time she also served as chief operating officer and general counsel of Mobius Photonics, and 2009 to 2014. From 2007 to 2009, Ms. Moore served as executive vice president, general counsel, chief compliance officer and secretary of Merix Corporation. Ms. Moore has served as an Executive Mentor to Astia (formerly Women’s Technology Cluster) and as a member of the Advisory Board for Remedy Interactive and Opportunity Works. She has also taught at the University of Detroit Mercy and Santa Clara University as an adjunct professor. Ms. Moore earned a J.D. at Michigan State University School of Law.

Keith J. Pitts was appointed as Vice President of Regulatory and Government Affairs in July 2008 and Senior Vice President and Chief Sustainability Officer effective August 8, 2016. Previously, from January 2001 to June 2007, Mr. Pitts served as Director of Public Policy at the Pew Initiative on Food and Biotechnology, a non-partisan research and policy organization based in Washington, D.C. From 1986 to 2001, Mr. Pitts worked in senior legislative, administrative, regulatory and public policy roles in both the U.S. Department of Agriculture and the House Committee on Agriculture. Mr. Pitts earned a B.A. in Chemistry from the University of North Carolina.

Amit Vasavada, Ph.D. was appointed as Vice President of Research and Development in March 2014 and Senior Vice President and Chief Technology Officer effective March 16, 2017. From 2009 to 2014, Dr. Vasavada served as a program manager at General Atomics. Since 2006, Dr. Vasavada has served on the scientific advisory board of Vaxiion Therapeutics and from 2008 to 2014 served as scientific advisor to NewCos, an applied microbiology and algae-based technology development company. Dr. Vasavada earned a B.S. in microbiology from Gujarat University, an M.S. in microbiology from University of Louisiana and a Ph.D. in applied microbiology from University of California, Davis.

Tim Johnson, Ph.D. was appointed as Vice President of Field Development and Technical Services in August 2015. Dr. Johnson previously served as our Global Product Development Director, Product Development Manager and Eastern U.S. Product Development Manager from June 2011 to August 2015, May 2009 to June 2011 and November 2009 to May 2009, respectively. From June 2002 to November 2008, Dr. Johnson served as manager of commercial development for Plato Industries, Ltd. Dr. Johnson earned a B.S. in Entomology and Pest Management from Iowa State University, an M.S. in Entomology from Iowa State University and a Ph.D. in Entomology from Purdue University.

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Executive Compensation Tables

We refer to our Chief Executive Officer and our two other most highly compensated executive officers discussed below as our “named executive officers.” Our named executive officers for fiscal year 2016 were as follows:

●	Pamela G. Marrone, Ph.D., Chief Executive Officer

●	James B. Boyd, President and Chief Financial Officer

●	Linda V. Moore, Executive Vice President, General Counsel, Secretary and Chief Compliance Officer

Summary Compensation Table

The following table presents information regarding compensation earned by or awards to our named executive officers during fiscal years 2016, 2015 and 2014.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)		OPTION & RSU AWARDS ($)(1)		NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)		ALL OTHER COMPENSATION ($)(3)		TOTAL ($)
Pamela G. Marrone, Ph.D.
Chief Executive Officer	2016	300,000	—		88,825	(4)	10,917		10.989		410,731
	2015	300,000	—		—		24,754	(5)	12,306		337,060
	2014	300,000	—		—		—		11,973		311,973

James B. Boyd
President and Chief Financial Officer	2016	250,000	—		319,350	(4)	8,685		10,972		589,007
	2015	248,958	—		—		20,542		10,033		279,533
	2014	202,769	10,000	(7)	1,704,699	(6)	—		1,855		1,919,323

Linda V. Moore(8)
	2016	240,000	—		54,460	(4)	8,322		10,679		313,461
Executive Vice President, General Counsel, Secretary and Chief Compliance Officer	2015	237,500	—		—		19,674		10,587		267,761
	2014	178,125	—		935,460	(6)	19,372		15,781	(8)	1,148,738

(1)	This column reflects the aggregate grant date fair value of option awards granted to our named executive officers estimated pursuant to FASB ASC 718, Compensation—Share based compensation (ASC 718). Valuation assumptions are described in Note 10 of the Notes to Consolidated Financial Statements included in Part II-Item 8-”Financial Statements and Supplementary Data” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(2)	This column includes cash amounts paid under our non-equity incentive award program.

(3)	This column includes our 401(k) retirement savings plan matching, payment of life insurance premiums, long-term disability and other insurance-related reimbursements unless separately noted.

(4)	The amount for Dr. Marrone represents separate option awards of 166,687 shares and 83,313 shares, each with an exercise price of $0.80, none of which have been exercised. The amount for Mr. Boyd represents separate option awards of 137,463 shares and 12,537 shares, each with an exercise price of $1.23, and 121,114 shares and 78,886 shares, each with an exercise price of $2.34, none of which have been exercised. In addition, Mr. Boyd received 31,250 RSUs that were fully vested. These RSUs were immediately converted into common stock. The closing price of our common stock on the date of conversion was $0.80. The amount for Ms. Moore represents two separate option awards of 84,319 shares and 15,681 shares, each with an exercise price of $1.23, none of which have been exercised.

(5)	Dr. Marrone voluntarily elected to defer payment of her non-equity incentive award for 2015, which has not yet been paid.

(6)	The amount for Mr. Boyd represents two separate option awards of 161,492 shares and 28,508 shares, each with an exercise price of $14.03, none of which have been exercised. The amount for Ms. Moore represents two separate option awards of 73,240 shares and 26,760 shares, each with an exercise price of $14.61, none of which have been exercised.

(7)	Represents a signing bonus.

(8)	In addition, to the items included in Note 3, Ms. Moore’s other compensation for 2014 includes certain reimbursements for relocation expenses.

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Incentive Award

We structure our incentive compensation awards to reward named executive officers for the successful performance of our company as a whole and of each participating named executive officer as an individual. For fiscal year 2016, our compensation committee established a bonus plan available to all of our executive officers and other key employees. The bonus plan provided for a target award of up to 45% of base salary for Dr. Marrone, 40% of base salary for Mr. Boyd and 35% of base salary for Ms. Moore, with 70% of the target award based upon the achievement of company-wide goals and 30% of the target award based upon the achievement of individual goals. The progress of the goals is tracked by our compensation committee, and the determination of goal achievement (full or partial) is made by our compensation committee and approved by our board of directors. Awards for 2016 were each payable in cash with respect to 25% of the applicable award, with 75% of the applicable award being made in an equity grant.

Each company-wide goal received a weighting, such that each named executive officer would receive a portion of the target incentive compensation award for each goal achieved. The company-wide goals were based on our financial forecasts, plans and objectives for fiscal year 2016, advancement of selected components of our product pipeline and development of improved methods for analysis of product efficacy. Based upon these factors, the compensation committee determined that 84% of the company-wide goals were achieved in 2016. Therefore, each named executive officer serving at the end of the year was eligible to receive 59% of his or her target bonus based upon the company-wide goals component.

Each named executive officer serving at the end of the year was generally evaluated with respect to individual goals on the basis of the overall performance of our company, including the success of financing transactions and related matters, achievement of financial goals, developing strategic collaborations, product development, organizational development and resolving outstanding legal matters. Our compensation committee determined that Dr. Marrone, Mr. Boyd and Ms. Moore achieved 42%, 60% and 96% of their individual goals, respectively, and were therefore eligible to receive 13%, 18% and 29% of their target bonuses, respectively, based on the individual goals component.

Our compensation committee therefore determined that Dr. Marrone, Mr. Boyd and Ms. Moore were eligible to receive 71%, 77% and 88% of their respective target bonuses based on achievement of company-wide and individual goals together for fiscal year 2016. However, based on consideration of our financial performance and position and discussions with our named executive officers and our compensation committee, our board of directors determined to reduce the amounts payable to Dr. Marrone, Mr. Boyd and Ms. Moore to approximately 32%, 35% and 40%, respectively, of his or her target bonus, such that the bonus awards granted to our named executive officers had an aggregate value of $43,667, $34,739 and $33,286, respectively. As discussed above, 25% of the applicable award for each investor was paid in cash, and 75% of the applicable award was paid in the form of RSUs for 25,192 shares, 20,042 shares and 19,204 shares, respectively. With respect to the portion of the annual incentive bonus paid in the form an RSU grant, the number of shares covered by each such RSU grant was determined by dividing such portion by the per share closing price of our common stock on the last trading day prior to the grant date. Each such RSU grant was fully vested on delivery.

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Outstanding Equity Awards at the End of Fiscal Year 2016

The following table provides information regarding unexercised stock options held by each of our named executive officers as of the end of fiscal year 2016.

NAME	GRANT DATE	SECURITIES UNDERLYING UNEXCERCISED OPTIONS EXCERCISABLE (#)(1)		SECURITIES UNDERLYING UNEXCERCISED OPTIONS UNEXCERCISEABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Pamela G. Marrone, Ph.D.	10/22/2008	47,794	(2)	—	1.19	10/22/2018
	1/28/2009	9,559	(3)	—	1.19	1/28/2019
	1/11/2010	4,779	(4)	—	1.19	1/11/2020
	1/24/2011	19,092	(5)	—	1.19	1/24/2021
	1/24/2011	31,863	(6)	—	1.19	1/24/2021
	12/15/2011	13,807	(7)	—	1.41	12/15/2021
	2/20/2012	13,390	(8)	—	3.11	2/20/2022
	10/29/2012	63,725	(9)	—	12.08	10/29/2022
	8/1/2013	1,529	(10)	319	12.00	8/1/2023
	9/27/2013	68,265	(11)	15,735	18.01	9/27/2023
	11/6/2013	381	(12)	101	16.77	11/6/2023
	8/11/2016	—	(15)	250,000	0.80	8/11/2026

James B. Boyd	2/26/2014	134,611	(13)	55,389	14.03	2/26/2024
	3/1/2016	—	(16)	150,000	1.23	3/1/2026
	11/16/2016	—	(17)	200,000	2.34	11/16/2026
Linda V. Moore	3/17/2014	68,764	(14)	31,236	14.61	3/17/2024
	3/1/2016	—	(16)	100,000	1.23	3/1/2026

(1)	Options granted under the Marrone Bio Innovations, Inc. Stock Option Plan, which we refer to as the 2006 Plan, are immediately exercisable in full, regardless of vesting. Any unvested shares issued upon the exercise of these options are subject to a right of repurchase.

(2)	The option vested with respect to one-quarter of the total shares subject to the option on the first anniversary of the vesting commencement date of November 1, 2008, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares were fully vested upon the fourth anniversary of the option’s vesting commencement date.

(3)	The option vested with respect to one-quarter of the total shares subject to the option on the first anniversary of the vesting commencement date of January 1, 2009, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares were fully vested upon the fourth anniversary of the option’s vesting commencement date.

(4)	The option vested with respect to 100% of the total shares subject to the option on the vesting commencement date of January 1, 2010.

(5)	The options vested with respect to 100% of the total shares subject to the option on the vesting commencement date of January 1, 2011.

(6)	The options vested with respect to one-quarter of the total shares subject to the option on the first anniversary of the vesting commencement date of January 1, 2011, and with respect to 1/48th of the total shares subject to the options monthly thereafter for 36 months, such that all the shares were fully vested upon the fourth anniversary of the options’ vesting commencement date.

(7)	The options vest with respect to 1/60th of the total shares subject to the options one month after the vesting commencement date of November 1, 2011, and with respect to 1/60th of the total shares subject to the options monthly thereafter for 59 months, such that all the shares will be fully vested upon the fifth anniversary of the options’ vesting commencement date.

(8)	The options vested with respect to 100% of the total shares subject to the options on the vesting commencement date of February 20, 2012.

(9)	The options vest with respect to one-quarter of the total shares subject to the options on October 18, 2013, and with respect to 1/48th of the total shares subject to the options monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the options’ vesting commencement date.

(10)	The options vest with respect to one-quarter of the total shares subject to the options on August 1, 2014, and with respect to 1/48th of the total shares subject to the options monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the options’ vesting commencement date.

(11)	The options vest with respect to one-quarter of the total shares subject to the options on September 27, 2014, and with respect to 1/48th of the total shares subject to the options monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the options’ vesting commencement date.

(12)	The option vests with respect to one-quarter of the total shares subject to the option on November 6, 2014, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

(13)	The option vests with respect to one-quarter of the total shares subject to the option on February 26, 2015, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

(14)	The option vests with respect to one-quarter of the total shares subject to the option on March 17, 2015, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

(15)	The option vests with respect to one-quarter of the total shares subject to the option on August 11, 2017, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

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(16)	The option vests with respect to one-third of the total shares subject to the option on March 1, 2017, and with respect to 1/36th of the total shares subject to the option monthly thereafter for 24 months, such that all the shares will be fully vested upon the third anniversary of the option’s vesting commencement date.

(17)	The option vests with respect to one-quarter of the total shares subject to the option on November 16, 2017, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

Option Exercises and Stock Vested

The following table summarizes for each named executive officer the stock option exercises and stock award shares vested during fiscal 2016:

	OPTION AWARDS		STOCK AWARDS
Name	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)

Pamela G. Marrone, Ph.D.	33,378	$14,327	—	—
James B. Boyd	—	—	31,250	$25,000
Linda V. Moore	—	—	—	—

Employment Agreements

We have entered into an employment offer letter with each of Dr. Marrone, Mr. Boyd and Ms. Moore, as described below. We have also entered into employee proprietary information and inventions assignment agreements with each of our named executive officers, under which each of them has agreed not to disclose our confidential information or induce us to use proprietary information or trade secrets of others at any time.

Pamela G. Marrone, Ph.D.

Effective as of June 29, 2006, we entered into an offer letter with Pamela G. Marrone, Ph.D., our Chief Executive Officer. Under the offer letter, Dr. Marrone is entitled to an annual base salary, which was $250,000 for 2013, and was increased to $300,000 commencing in 2014 in connection with our initial public offering. Dr. Marrone is eligible for our benefit programs on the same terms as our other executives. In addition, in accordance with the terms of the offer letter, our board of directors granted Dr. Marrone a restricted stock award of 97,424 shares, which completely vested on June 29, 2010, and an option to purchase 53,378 shares of our common stock on May 1, 2007, which completely vested on May 1, 2011.

The letter agreement provides that either party may terminate the employment arrangement for any reason or no reason, but four weeks’ notice is requested if the agreement is terminated by Dr. Marrone. In addition, the agreement provides that if we actively or constructively terminate Dr. Marrone’s employment without cause (whether or not in connection with a change of control), Dr. Marrone will be eligible to receive:

●	an amount equal to twelve months of her then-current annual base salary payable in the form of salary continuation; and

●	medical and dental coverage, plus disability and life insurance premiums, for a period of twelve months following her termination.

James B. Boyd

Effective as of February 26, 2014, we entered into an offer letter with James B. Boyd, our President and Chief Financial Officer. Under the offer letter, Mr. Boyd was entitled to an annual base salary of $240,000, which was increased to $250,000 effective as of March 3, 2015, and was further increased to $285,000 effective as of August 15, 2017, and is eligible for our benefit programs, vacation benefits, medical benefits and 401(k) plan participation. In addition, in satisfaction of obligations to Mr. Boyd in the offer letter with respect to option awards, our board of directors granted Mr. Boyd an option to purchase 190,000 shares of our common stock on February 13, 2014, which vests, subject to continued employment on each vesting date, with respect to one-quarter of the total shares subject to the option on the first anniversary of the option’s vesting commencement date of February 26, 2014 and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all shares subject to the option will be fully vested on the fourth anniversary of such option’s vesting commencement date.

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The offer letter also provided for a $10,000 signing bonus upon Mr. Boyd’s acceptance, relocation expenses of $20,000 and three months temporary housing. The letter agreement provides that either party may terminate the employment arrangement for any reason or no reason, but four weeks’ notice is requested if Mr. Boyd terminates his employment. In addition, the agreement provides that if we actively or constructively terminate Mr. Boyd’s employment without cause (whether or not in connection with a change of control), Mr. Boyd will be eligible to receive:

●	an amount equal to six months of his then-current annual base salary payable in the form of salary continuation; and

●	medical and dental coverage, plus disability and life insurance premiums, for a period of six months following his termination.

Effective March 3, 2015, Mr. Boyd’s terms of employment were revised pursuant to a letter agreement to increase his base salary to $250,000 and to provide for certain payments in the event of a termination in connection with a change in control. Such change in control provisions were superseded by the change in control agreement discussed below.

Effective August 15, 2017, we promoted Mr. Boyd to President and Chief Financial Officer. In connection with the promotion, we entered into a letter agreement with Mr. Boyd, also effective August 15, 2017, pursuant to which Mr. Boyd’s base salary was increased from $250,000 to $285,000, provided that Mr. Boyd has agreed to defer his salary increase until the satisfaction of certain contingencies described in the letter agreement. In addition, Mr. Boyd was granted 150,000 RSUs, which will vest in equal monthly increments over a period of three years from the grant date. Furthermore, Mr. Boyd remains eligible for our bonus plan, under which Mr. Boyd’s bonus can be up to 40% of his base salary.

Linda V. Moore

Effective as of March 17, 2014, we entered into an offer letter with Linda V. Moore, our General Counsel. Under the offer letter, Ms. Moore is entitled to an annual base salary of $225,000, which was increased to $240,000 effective as of February 9, 2015, and was further increased to $260,000 effective as of November 6, 2017, and is eligible for our benefit programs, vacation benefits, medical benefits and 401(k) plan participation. In addition, in satisfaction of obligations to Ms. Moore in the offer letter with respect to option awards, our board of directors granted Ms. Moore an option to purchase 100,000 shares of our common stock on March 17, 2014, which vests, subject to continued employment on each vesting date, with respect to one-quarter of the total shares subject to the option on the first anniversary of the option’s vesting commencement date of March 17, 2014 and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all shares subject to the option will be fully vested on the fourth anniversary of such option’s vesting commencement date.

The offer letter also provided for relocation expenses of $10,000 and one month temporary housing. The letter agreement provides that either party may terminate the employment arrangement for any reason or no reason, but four weeks’ notice is requested if Ms. Moore terminates her employment. In addition, the agreement provides that if we actively or constructively terminate Ms. Moore’s employment without cause (whether or not in connection with a change of control), Ms. Moore will be eligible to receive:

●	an amount equal to six months of her then-current annual base salary payable in the form of salary continuation; and

●	medical and dental coverage, plus disability and life insurance premiums, for a period of six months following her termination.

Effective February 9, 2015, Ms. Moore’s terms of employment were revised pursuant to a letter agreement to increase her base salary to $240,000 and to provide for certain payments in the event of a termination in connection with a change in control. Such change in control provisions were superseded by the change in control agreement discussed below.

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Effective November 6, 2017, we promoted Ms. Moore to Executive Vice President and General Counsel. In connection with the promotion, we entered into a letter agreement with Ms. Moore, also effective November 6, 2017, pursuant to which Ms. Moore’s base salary was increased from $240,000 to $260,000, provided that Ms. Moore has agreed to defer her salary increase until the satisfaction of certain contingencies described in the letter agreement. In addition, Ms. Moore was granted 150,000 RSUs with respect to our common stock, which will vest in equal monthly increments over a period of three years from the grant date. In addition, Ms. Moore will continue to be eligible for our bonus plan, under which Ms. Moore’s bonus can be up to 35% of her salary.

Change in Control Agreements

Effective as of June 17, 2016, we entered into a change in control agreement with each of Dr. Marrone, Mr. Boyd and Ms. Moore, each an Agreement and together, the Agreements. The Agreements provide each of Dr. Marrone, Mr. Boyd and Ms. Moore, respectively, with the right to receive certain benefits if, in connection with a Change in Control (as defined in each Agreement), such executive terminates his or her employment with the Company for good reason or the Company terminates his or her employment without cause. Each Agreement provides that in such an event: (i) the executive will receive a single lump sum severance payment equal to twelve months of the executive’s annual salary; (ii) all outstanding and unvested equity compensation awards held by the executive will vest; (iii) the executive will receive a lump sum bonus payment in an amount equal to 16.7% of the executive’s then-current base salary, prorated based on the percentage of the current year completed prior to termination; and (iv) the Company will pay for health continuation coverage premiums for the executive and his or her family members for twelve months following the date of termination.

The benefits provided for in the Agreements as described above are subject to the executive’s delivery of a release of claims reasonably acceptable to the Company. Under the Agreements, each executive is also subject to non-solicitation and non-disparagement obligations during employment with the Company and for one and two years, respectively, following termination.

The Agreements supersede and replace the provisions of each executive’s employment offer letter as to any matters expressly covered by the applicable Agreement, as well Mr. Boyd’s and Ms. Moore’s letter agreements effective March 3, 2015 and February 9, 2015, respectively, discussed above. However, each executive’s employment offer letter shall continue to apply to any matters not expressly covered by the applicable Agreement.

Compensation Risk Management

We have considered the risks associated with our compensation policies and practices for all employees, and we believe we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on our Company.

Employee Benefit and Stock Plans

Marrone Bio Innovations, Inc. Stock Option Plan

We established the Marrone Bio Innovations, Inc. Stock Option Plan, which we refer to as the 2006 Plan, effective as of July 26, 2006. We ceased granting options under our 2006 Plan after, and the 2006 Plan terminated upon, the adoption of our 2011 Plan on July 19, 2011. Our 2006 Plan provided for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of non-qualified stock options to our employees, outside directors and consultants and our parent and subsidiary corporations’ employees and consultants.

Administration: Our board of directors administered our 2006 Plan. The administrator’s powers include the power to: determine the fair market value of our common stock; select the individuals to whom options may be granted; determine the number of shares of stock covered by each option; approve forms of award agreement; determine the terms and conditions of options granted to employees and consultants (e.g., the exercise price, the times when options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any option or the underlying shares of stock); reduce the exercise price of any option granted to employees and consultants to the then current fair market value of our common stock if such fair market value has declined since the date of grant; prescribe, amend and rescind rules and regulations relating to our 2006 Plan; modify or amend each option; institute an option exchange program; and make all other determinations deemed necessary or advisable for administering our 2006 Plan.

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Transferability of Options: Our 2006 Plan allows for the transfer of options only (i) by will; and (ii) by the laws of descent and distribution. Only the recipient of an option may exercise such option during his or her lifetime.

Certain Adjustments: In the event of certain changes in our capitalization our board of directors will make adjustments to one or more of (i) the number of shares that are covered by outstanding options; (ii) the exercise price of outstanding options, and (iii) the numerical share limits contained in our 2006 Plan. In the event of our complete liquidation or dissolution, recipients must be notified at least ten (10) days prior to the proposed transaction and may exercise all vested and unvested options until ten (10) days prior to such transaction; all outstanding options will terminate immediately prior to the consummation of such transaction.

Corporate Transactions: Our 2006 Plan provides that in the event of a corporate transaction, as defined in our 2006 Plan, each outstanding option will become immediately vested. In the event of a corporate transaction involving a merger or sale of assets, options will be exercisable for a period of fifteen (15) days from the date that notice of the transaction is provided; the option will then terminate upon the expiration of that period.

2011 Stock Plan

We established our 2011 Stock Plan, which we refer to as the 2011 Plan, effective as of July 19, 2011. Our 2011 Plan provided for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of non-qualified stock options and stock purchase rights to our employees, directors and consultants and any parent and subsidiary corporations’ employees, directors and consultants. We ceased granting options under our 2011 Plan after, and the 2011 Plan terminated upon, the adoption of our 2013 Plan on August 1, 2013.

Administration: Our board of directors administered our 2011 Plan. The administrator’s powers include the power to: determine the persons to whom, and the times at which, awards shall be granted and the number of shares of our common stock subject to each award; determine the fair market value of our common stock; determine the terms, conditions and restrictions applicable to each award (e.g. the exercise price, the method of payment, the method for satisfaction of any tax withholding obligation, the timing, terms and conditions of the exercisability and vesting of the award, the time of the expiration of the award, and the effect of the recipient’s termination of service); approve forms of award agreement; amend, modify, extend, cancel or renew any award or waive any restrictions or conditions applicable to any award; accelerate, continue, extend or defer the exercisability of any award; prescribe, amend or rescind rules guidelines and policies relating to the 2011 Plan; and make all other determinations and take such other actions with respect to the 2011 Plan or any award as it deems advisable and that is consistent with applicable law, regulations and rules.

Stock Options: Our 2011 Plan allowed for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees and employees of any parent or subsidiary of ours. Non-qualified stock options could be granted to our employees, directors, and consultants and those of any parent or subsidiary of ours. The exercise price of all options granted under our 2011 Plan was required to be at least equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed ten (10) years, except that with respect to any employee who owns more than ten percent (10%) of the voting power of all classes of our outstanding stock or the outstanding stock of any parent or subsidiary corporation as of the grant date (i) the term of an incentive stock option must not exceed five (5) years; and (ii) the exercise price of an incentive stock option must equal at least one hundred ten percent (110%) of the fair market value of our common stock on the grant date.

After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her option, to the extent vested, for the period of time specified in the award agreement. If his or her continuous service terminates for cause, however, the option shall immediately terminate. An option may not be exercised later than the expiration of its term.

Stock Purchase Rights: Our 2011 Plan allowed for the grant of stock purchase rights. Stock purchase rights are rights to purchase our common stock for at least one hundred percent (100%) of the fair market value of our common stock and which are exercisable for thirty (30) days from the date of grant. The purchase price of a stock purchase right may be paid in cash or in the form of services rendered. The board of directors may subject a stock purchase right to vesting conditions.

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Transferability of Awards: Our 2011 Plan allowed for the transfer of awards only (i) by will; (ii) by the laws of descent and distribution and (iii) for non-qualified stock options, to the extent authorized by the board of directors. Only the recipient of an award may exercise such award during his or her lifetime except that non-qualified stock options may be transferred to certain trusts and certain family members.

Certain Adjustments: In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2011 Plan, the board of directors will make adjustments to one or more of (i) the number and class of shares subject to the 2011 Plan and that are covered by outstanding awards; (ii) the exercise price of outstanding awards and (iii) the incentive stock option share limit contained in the 2011 Plan.

Changes in Control: Our 2011 Plan provides that in the event of a change in control, as defined in the 2011 Plan, the board of directors, in its discretion may provide that (i) the vesting and exercisability of any outstanding awards shall accelerate; or (ii) that each outstanding award (including, at the board of directors’ discretion, unvested awards) shall be cashed out; payment due with respect to unvested awards would then be payable in accordance with the existing vesting schedule. Further, the successor corporation may assume or substitute an equivalent award for each outstanding award; if the successor corporation does not do so, awards held by recipients who have not terminated employment with us will vest in full as of the change in control.

2013 Stock Incentive Plan

See the section entitled “Proposal Five—Background—Description of the 2013 Plan” for information regarding the 2013 Plan.

401(k) Plan

We maintain a 401(k) retirement savings plan. Each participant who is a U.S. employee may contribute to the 401(k) plan, through payroll deductions, up to a statutorily prescribed annual limit imposed by the Internal Revenue Service (which limit was $18,000 in 2016). All amounts contributed by employee participants and earnings on these contributions are fully vested at all times and are not taxable to participants until withdrawn. Employee participants may elect to invest their contributions in various established funds. We may make contributions to the accounts of plan participants.

Limitations of Liability and Indemnification Matters

We have adopted provisions in our current certificate of incorporation that limit or eliminate the liability of our directors for monetary damages for breach of their fiduciary duties, except for liability that cannot be eliminated under the Delaware General Corporation Law. Accordingly, our directors will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except with respect to the following:

●	any breach of their duty of loyalty to us or our stockholders;

●	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

●	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

●	any transaction from which the director derived an improper personal benefit.

This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission. If Delaware law is amended to authorize the further elimination or limiting of director liability, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law as so amended.

Our certificate of incorporation and our bylaws also provide that we shall indemnify our directors and executive officers and shall indemnify our other officers and employees and other agents to the fullest extent permitted by law. We believe that indemnification under our bylaws covers at least negligence and gross negligence on the part of indemnified parties. Our bylaws, as currently in effect, also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our bylaws would permit indemnification.

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We have entered and intend to continue to enter into separate indemnification agreements with certain of our directors and executive officers that are, in some cases, broader than the specific indemnification provisions provided by Delaware law and our charter documents, and may provide additional procedural protection. These agreements will require us, among other things, to:

●	indemnify officers and directors against certain liabilities that may arise because of their status as officers and directors;

●	advance expenses, as incurred, to officers and directors in connection with a legal proceeding subject to limited exceptions; and

●	cover officers and directors under any general or directors’ and officers’ liability insurance policy maintained by us.

We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, the opinion of the SEC is that such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

In addition, we maintain standard policies of insurance under which coverage is provided to our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act, and to us with respect to payments which may be made by us to such directors and officers pursuant to the above indemnification provisions or otherwise as a matter of law. We also make available standard life insurance and accidental death and disability insurance policies to our employees.

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PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and has further directed that management submit the selection of an independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young has been our independent registered public accounting firm beginning with the audit of our 2006 fiscal year financial statements. Representatives of Ernst & Young are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm. However, the audit committee is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Independent Registered Public Accounting Firm Fee Information

In connection with the audit of our 2017 financial statements, we expect to enter into an engagement agreement with Ernst & Young that will set forth the terms by which Ernst & Young would perform audit services for us, including responsibilities of Ernst & Young and management in the conduct of the audit and estimated fees. Our engagement agreements with Ernst & Young are typically subject to alternative dispute resolution procedures.

The following table summarizes the fees of Ernst & Young for each of the last two fiscal years.

FEE CATEGORY	FISCAL 2016	FISCAL 2015
Audit fees(1)	$1,322,900	$1,155,600
Audit-related fees(2)	—	—
Tax fees(3)	—	—
Total fees	$1,322,900	$1,155,600

(1)	Audit fees consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements, as well as the delivery of consents and reviews of documents filed with the SEC. Audit fees for fiscal 2015 also include fees associated with our audit committee independent investigation and related financial restatement.

(2)	Audit-related fees consist of professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees for professional services rendered for tax compliance, tax planning and tax advice.

The audit committee pre-approves all audit and non-audit services to be, and has approved all of the foregoing audit and non-audit services, performed by the independent registered public accounting firm in accordance with the audit committee charter.

Pre-Approval Procedures of Audit and Non-Audit Services by the Independent Registered Public Accounting Firm

The audit committee’s charter requires it to pre-approve all audit and non-audit services performed by the independent registered public accounting firm. In determining whether to approve audit and non-audit services to be performed by Ernst & Young, the audit committee takes into consideration the fees to be paid for such services and whether such fees would affect the independence of the independent registered public accounting firm in performing its audit function. In addition, when determining whether to approve non-audit services to be performed by Ernst & Young, the audit committee considers whether the performance of such services is compatible with maintaining the independence of the independent registered public accounting firm in performing its audit function, and confirms that the non-audit services will not include the prohibited activities set forth in Section 201 of the Sarbanes-Oxley Act of 2002. The audit committee has determined that the rendering of the services other than audit services by Ernst & Young in fiscal year 2016 was compatible with maintaining the registered public accounting firm’s independence.

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Required Vote

Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2017 requires a “FOR” vote from a majority of the voting power present and entitled to vote either in person or by proxy on the proposal in order to pass. If you “Abstain” from voting, your vote will not be counted as a vote cast. If you return a signed and dated proxy card or otherwise complete a ballot or voting instructions without marking your selections, your shares will be voted “FOR” ratification of the appointment of Ernst & Young.

Recommendation

The board of directors recommends a vote “FOR” Proposal Two.

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REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Marrone Bio Innovations, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2016 and discussed these financial statements with our management and with Ernst & Young, our independent registered public accounting firm.

Our management is responsible for the preparation of our financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control for that purpose. Our independent registered public accounting firm is responsible for conducting an independent audit of our annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The audit committee is responsible for providing independent, objective oversight of these processes.

The audit committee has also discussed with Ernst & Young the matters required to be discussed by the Statement on Auditing Standards No. 16, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board.

The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Securities and Exchange Commission.

By the Audit Committee

George Kerckhove (Chair)

Timothy Fogarty

Michael H. Benoff

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PROPOSAL ThREE

PRIVATE PLACEMENT AND RELATED TRANSACTIONS

Background

Securities Purchase Agreement

On December 15, 2017, we entered into the Securities Purchase Agreement with certain institutional accredited investors including Ospraie, or the Buyers, in connection with the sale and issuance of units, or the Units. Each Unit will be comprised of: (i) in the case of Units purchased by Ospraie, (a) one share of our common stock and (b) one warrant to purchase up to one share of our common stock, and (ii) in the case of Units purchased by the other Buyers, (a) one share of our common stock and (b) one warrant to purchase up to 0.8 share of our common stock.

Pursuant to the Securities Purchase Agreement, we have agreed to sell up to an aggregate of 44,000,001 Units, consisting of an aggregate of up to 44,000,001 shares of our common stock and 41,333,333 warrants to purchase shares of our common stock. Of the 44,000,001 aggregate amount of Units, Ospraie has agreed to purchase 30,666,667 Units, consisting of 30,666,667 shares of our common stock and 30,666,667 warrants to purchase shares of our common stock (with such amounts assuming the full conversion of amounts outstanding under the Ospraie Note (as defined and as discussed in more detail below under “Proposal Four—Ospraie Investment—Ospraie Note”)). The other Buyers, including one or more affiliates of Ardsley Advisory Partners, or Ardsley, one of our existing 5% stockholders, have agreed to purchase up to an aggregate of 13,333,334 Units, consisting of 13,333,334 shares of our common stock and 10,666,666 warrants to purchase shares of our common stock.

The foregoing description of the Securities Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Securities Purchase Agreement, which has been filed with our Current Report on Form 8-K on December 18, 2017 as Exhibit 10.1 and is incorporated herein by reference.

Waddell Debt Conversion

On December 15, 2017, we entered into an amendment to our senior secured promissory notes, dated August 20, 2015, in the aggregate principal amount of $40,000,000, or the Waddell Notes, issued and sold to Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy VIP Science & Technology, each an affiliate of Waddell & Reed Financial, Inc., or collectively Waddell, which we refer to herein as the Waddell Notes Amendment. Pursuant to the Waddell Notes Amendment, Waddell has agreed to convert $35,000,000 aggregate principal amount of the Waddell Notes, of which $40,000,000 aggregate principal amount currently remain outstanding, into an aggregate of 20,000,000 shares of our common stock, a $1.75 per share conversion rate, and 4,000,000 warrants to purchase shares of our common stock, or the Waddell Warrants, which we refer to herein as the Waddell Debt Conversion. As of December 18, 2017, there were no defaults in principal or interest due under the Waddell Notes.

Pursuant to the Waddell Notes Amendment and in connection with the Waddell Debt Conversion, Waddell has also agreed to (i) extend the final maturity date with respect to the remaining $5,000,000 aggregate principal amount of the Waddell Notes to December 31, 2022, (ii) defer interest payments due under the Waddell Notes until December 31, 2022 and (iii) grant Ospraie a right of first refusal to purchase the Waddell Notes.

The foregoing description of the Waddell Notes Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Waddell Notes Amendment, which has been filed with our Current Report on Form 8-K on December 18, 2017 as Exhibit 10.2 and is incorporated herein by reference.

Snyder Debt Conversion

On December 15, 2017, we entered into an amendment, or the Snyder Loan Amendment, to the loan agreement, dated October 2, 2012, between us and Gordon Snyder, an individual, or Snyder, as administrative agent to the lenders party thereto, or the Snyder Loan Agreement. Pursuant to the Snyder Loan Amendment, the lenders under the Snyder Loan Agreement have agreed to convert $10,000,000 aggregate principal amount of the $12,450,000 promissory notes currently outstanding under the Snyder Loan Agreement, or the Snyder Notes, into an aggregate of 5,714,285 shares of our common stock, a $1.75 per share conversion rate, and 1,142,856 warrants to purchase shares of our common stock, or the Snyder Warrants, which we refer to herein as the Snyder Debt Conversion. As of December 18, 2017, there were no defaults in principal or interest due under the Snyder Notes.

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Pursuant to the Snyder Loan Amendment and in connection with the Snyder Debt Conversion, the lenders under the Snyder Loan Agreement have also agreed to (i) extend the maturity date with respect to the remaining $2,450,000 aggregate principal amount of the Snyder Notes to December 31, 2022, (ii) reduce the interest from 14% to 8% per annum to correspond with the current interest rate under the Waddell Notes and (iii) defer interest payments due under the Snyder Notes until December 31, 2022. Upon the final maturity of the remaining outstanding Snyder Notes on December 31, 2022, Snyder will also receive up to 498,000 shares of our common stock in connection with his role as administrative agent under the Snyder Loan Agreement, in lieu of cash fees.

The foregoing description of the Snyder Loan Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Snyder Loan Amendment, which has been filed with our Current Report on Form 8-K on December 18, 2017 as Exhibit 10.3 and is incorporated herein by reference.

National Securities Corporation Compensation

In connection with its role as our exclusive placement agent and financial adviser for the Private Placement and Related Transactions, we have agreed to pay the Placement Agent a cash fee equal to $1,500,000, which represents 5% of our aggregate gross proceeds of $30,000,000 raised in the Private Placement and Related Transactions, as well as issue (i) 800,000 shares of our common stock, which represent 2% of the gross proceeds from the sale of Units to the Buyers pursuant to the Securities Purchase Agreement at the purchase price per Unit of $0.75 and (ii) 2,017,143 warrants to purchase shares of our common stock, or the Placement Agent Warrants, which represent the sum of (a) 4% of the total aggregate amount of shares of our common stock to be issued pursuant to the Securities Purchase Agreement and (b) 1% of the total number of shares of our common stock to be issued pursuant to the Waddell Debt Conversion and the Snyder Debt Conversion.

Registration Rights Agreement

On December 15, 2017, in connection with the Securities Purchase Agreement, we have entered into a registration rights agreement, or the Registration Rights Agreement, pursuant to which we have agreed to file a registration statement with the SEC within 60 days of the date of consummation of the Transactions covering the resale of the shares of our common stock (including shares issuable upon exercise of warrants to purchase shares of our common stock) issued pursuant to the terms of the Securities Purchase Agreement, the Waddell Debt Conversion, the Snyder Debt Conversion and to the Placement Agent (together, and including any successors and assigns to the Registration Rights Agreement, the Holders), upon the written demand by the Holders. Pursuant to the terms of the Registration Rights Agreement, we will maintain the effectiveness of the registration statement until the date upon which the shares of our common stock (including shares issuable upon exercise of warrants to purchase shares of our common stock) held by the Holders cease to be Registerable Securities (as that term is defined in the Registration Rights Agreement). The Registration Rights Agreement also provides that each of the Holders will not sell or otherwise dispose of their shares of our common stock or securities exercisable for or convertible into shares of our common stock, commencing on December 15, 2017 and ending 180 days after the date of consummation of the Transactions, subject to customary exceptions.

The foregoing description of the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement, which has been filed with our Current Report on Form 8-K on December 18, 2017 as Exhibit 10.4 and is incorporated herein by reference.

Reasons for the Private Placement and Related Transactions

Our board of directors has determined that the Private Placement and Related Transactions are in our best interests and in the best interests of our stockholders. Our board of directors approved the Private Placement and Related Transactions with the overall goal of providing support for our continuing operations and future development through a comprehensive financing and indebtedness restructuring package consisting of (i) raising up to an aggregate of $30,000,000 of additional capital from both our existing and new investors and (ii) strategically improving our balance sheet and leverage profile by converting a significant portion of our existing indebtedness to equity and extending the maturity dates, reducing the interest rate per annum and deferring interest payments for our remaining existing indebtedness after the conversion to equity. Upon consummation of the Transactions, we expect to have the ability to conduct our operations, service our remaining indebtedness and support our future development goals for the foreseeable future.

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We believe the combination of additional new capital, conversion of existing indebtedness to equity and more favorable terms for our remaining existing indebtedness will allow us to turn our focus toward strengthening and growing the Company and improving our operations, such as using the funds to promote our commercially available products, to advance product candidates and to support expanding our international presence and commercialization. Furthermore, by bringing in capital from new investors, we expect to benefit from the increased diversification of our investor base and to leverage their fresh input on how we can continue to enhance our operations.

Over the past year, we have pursued various other financing alternatives with potential investors. In approving the Transactions and recommending their approval by our stockholders, our board of directors considered these financing alternatives, as well as our current business and financial condition. We believe that the Transactions come at a crucial juncture for the future of the Company and will serve as the cornerstone of our ability to maintain our current operations. Accordingly, we believe that our failure to obtain stockholder approval and thus not to proceed with consummating the Transactions will likely make it considerably more difficult to sustain our current operations.

Reasons for Requesting Stockholder Approval

Our common stock is listed on Nasdaq and, therefore, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Because we had a total of 31,350,877 shares of common stock outstanding as of the record date, we are restricted by Nasdaq Listing Rule 5635(d) from issuing 6,270,175 or more shares of common stock, or securities convertible into or exercisable for such shares of common stock, in a non-public offering without obtaining stockholder approval. Because the aggregate of up to 119,505,618 shares of common stock issued or issuable upon conversion or exercise of securities to be issued to the Buyers, Waddell, the lenders under the Snyder Loan Agreement, Snyder, in his role as administrative agent under the Snyder Loan Agreement, and the Placement Agent in connection with the Private Placement and Related Transactions would exceed 20% of our common stock outstanding, the shares of our common stock cannot be issued and the warrants cannot be exercised for shares of our common stock until such time as stockholder approval is obtained.

In addition, obtaining stockholder approval of the Private Placement and Related Transactions is a closing condition under the Securities Purchase Agreement. We will therefore be unable to consummate the Private Placement and Related Transactions pursuant to the Securities Purchase Agreement without receiving the necessary stockholder approvals.

Possible Effects if Proposal Three is Approved

If Proposal Three is approved by our stockholders, we will issue up to an aggregate of 71,012,286 shares of our common stock and warrants to purchase up to 48,493,332 shares of our common stock on the date of consummation of the Transactions. If stockholder approval is received, the rights and privileges associated with our common stock issued and issuable upon exercise of the warrants to purchase shares of our common stock will be identical to the rights and privileges associated with the common stock held by our existing stockholders, and will not have preemptive, conversion or other rights to subscribe for additional shares of our common stock. Approval of Proposal Three will also have the following consequences:

●	Dilution. Pursuant to the Private Placement and Related Transactions, upon the issuance of our shares of common stock and warrants to purchase shares of our common stock, and upon the exercise in full of such warrants, we will issue an aggregate of up to 119,505,618 shares of our common stock. Such issuance will immediately and significantly dilute the earnings per share of our common stock and the considerably reduce the voting power and percentage ownership of our outstanding common stock. Assuming the issuance of shares of our common stock and the exercise in full of the warrants to purchase shares of our common stock, the shares of our common stock outstanding as of December 18, 2017 would represent approximately 21% of our common stock after such issuance and exercise.

●	Improved Capital Levels and Reserves. As discussed above under “—Reasons for the Private Placement and Related Transactions,” we expect to raise up to an aggregate of $30,000,000 of additional capital. Such proceeds will strengthen our balance sheet and increase our capital levels and reserves, allowing us to support our current operations and pursue further opportunities for growth. Upon the exercise of the warrants to purchase shares of our common stock, we will, subject to certain exceptions, including provisions for cashless exercise, receive additional capital through the payment of the applicable exercise price (which, as discussed above, is $1.00 per share in the case of the SPA Warrants and the Placement Agent Warrants (each as defined below) and $1.25 per share in the case of the Waddell Warrants and the Snyder Warrants), which will further strengthen our capital levels and reserves.

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●	Improved Leverage Profile and Significantly Lower Future Interest Expense. While we do not expect to receive cash proceeds from the Waddell Debt Conversion or the Snyder Debt Conversion, as discussed above under “—Waddell Debt Conversion” and “—Snyder Debt Conversion,” we expect significant improvements to our balance sheet and leverage profile through the combination of reduced leverage, maturity extension, interest payment deferral and interest rate reduction in the case of the Snyder Debt Conversion, which will markedly reduce our interest expense going forward. After consummation of the Waddell Debt Conversion and the Snyder Debt Conversion, our total existing indebtedness collectively is expected to be reduced from an aggregate principal amount of approximately $62,500,000 to approximately $17,500,000.

●	Market Effects. Despite the existence of certain restrictions on transfer, the issuance of shares of our common stock and the warrants to purchase our common stock could affect trading patterns and adversely affect the market price of our outstanding common stock. Additionally, sales in the public market of the shares of our common stock acquired upon exercise of the warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and impair our ability to raise capital in future equity financings.

Possible Effects if Proposal Three is Not Approved

As discussed above under “What will happen if any of the Private Placement and Related Transactions, the Ospraie Investment, and the 2013 Plan Approvals are not approved?”, each of our proposals relating to the Transactions is cross-conditioned, such that failure to obtain stockholder approval for one transaction will mean that we are unable to consummate any of the proposed financing transactions described in this proxy statement. As such, if Proposal Three is not approved by our stockholders, we will not be able to issue shares of our common stock and warrants pursuant to the Private Placement and Related Transactions, the Ospraie Investment, or up to an additional 4,000,000 options to purchase shares of our common stock pursuant to the 2013 Plan Approvals. As discussed above under “Why did the Company approve the Transactions?”, we believe that the Transactions are critical in our ability to maintain our current operations, such that our failure to obtain stockholder approval and thus not proceed with consummating the Transactions will likely make it considerably more difficult to sustain such operations.

Description of the Warrants

General

Pursuant to the Securities Purchase Agreement, Ospraie will receive one warrant to purchase one share of our common stock for each Unit purchased, and the other Buyers will receive one warrant to purchase 0.8 share of our common stock for each Unit purchased, for a total aggregate amount of 41,333,333 warrants to purchase shares of our common stock, or the SPA Warrants (assuming the conversion of all amounts outstanding under the Ospraie Note with Dwight W. Anderson, an affiliate of Ospraie, for Units under the Securities Purchase Agreement in full satisfaction of the Ospraie Note as discussed below under “Proposal Four—Ospraie Investment—Ospraie Note”).

Also, as discussed above, each of Waddell, the lenders under the Snyder Loan Agreement and the Placement Agent will receive 4,000,000, 1,142,856 and 2,017,143 Waddell Warrants, Snyder Warrants and Placement Agent Warrants in connection with the Waddell Debt Conversion, the Snyder Debt Conversion and for its services as our exclusive placement agent and financial adviser for the Private Placement and Related Transactions, respectively.

Collectively, assuming the Private Placement and Related Transactions are consummated, we expect to issue warrants to purchase an aggregate amount of up to 48,493,332 shares of our common stock.

Term

The SPA Warrants, the Waddell Warrants and the Snyder Warrants are exercisable from the date of consummation of the Transactions until December 31, 2020. The Placement Agent Warrants are exercisable beginning six (6) months from the date of consummation of the Transactions until December 31, 2020.

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Exercise Price and Adjustments

The SPA Warrants and the Placement Agent Warrants have an initial exercise price of $1.00 per share. The Waddell Warrants and the Snyder Warrants have an initial exercise price of $1.25 per share.

The number of shares of common stock for which warrants may be exercised and the exercise price applicable to the warrants will be proportionately adjusted in the event that we pay stock dividends or make distributions of our common stock, or subdivide, combine or reclassify our outstanding common stock, such as in a stock split or reverse stock split.

The warrants to purchase shares of our common stock will also be subject to weighted-average antidilution provisions, such that the exercise price for the warrants to purchase shares of our common stock will be adjusted in the case of certain Dilutive Issuances (as defined in the form of warrant), subject to certain exceptions.

Fractional Shares

No fractional shares of our common stock will be issued upon the exercise of the warrants to purchase shares of our common stock or as a consequence of any adjustment pursuant to the warrants to purchase shares of our common stock. Rather, upon the exercise of the warrants to purchase shares of our common stock, the number of shares of our common stock to be issued shall be rounded up to the nearest whole number.

Voting Rights

Prior to exercise of the warrants to purchase shares of our common stock, such warrants will not entitle the holders thereof to any voting rights, dividends or other rights as our stockholders, except that the holders of the warrants to purchase shares of our common stock will have the right to receive certain notices from us that we provide to our stockholders generally, contemporaneously with the receipt of such notices by our stockholders. In addition, holders of the warrants will have certain rights providing for a flow through of Distributions, as well as Purchase Rights (as each such term is defined in the form of warrant).

The foregoing description of the SPA Warrants, the Waddell Warrants, the Snyder Warrants and the Placement Agent Warrants and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Form of SPA Warrant, the Form of Waddell Warrant, the Form of Snyder Warrant and the Form of Placement Agent Warrant, which have been filed with our Current Report on Form 8-K on December 18, 2017 as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and is incorporated herein by reference.

Required Vote

Approval of the issuance of shares of our common stock and warrants to purchase shares of our common stock in connection with the Private Placement and Related Transactions requires a “FOR” vote from a majority of the votes cast either in person or by proxy on the proposal in order to pass. Abstentions and broker non-votes will not be counted as a vote cast and will have no effect on the outcome of the proposal.

Recommendation

The board of directors recommends a vote “FOR” Proposal Three.

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PROPOSAL FOUR

OSPRAIE INVESTMENT

Background

As discussed above under Proposal Three, on December 15, 2017, we entered into the Securities Purchase Agreement with the Buyers, pursuant to which Ospraie agreed to purchase up to 30,666,667 Units consisting of an aggregate of up to 30,666,667 shares of our common stock and 30,666,667 SPA Warrants (assuming the full conversion into Units and cancellation of all amounts outstanding under the Ospraie Note as discussed below).

Ospraie Note

As part of the Ospraie Investment, on December 22, 2017, we entered into a Secured Promissory Note with Dwight W. Anderson, which we refer to herein as the Ospraie Note. The Ospraie Note amended and restated in its entirety an Amended and Restated Promissory Note, dated October 23, 2017, which was given in replacement of, and amended and restated in its entirety, a previous Promissory Note, dated October 12, 2017. Pursuant to the Ospraie Note, Mr. Anderson will lend us an aggregate principal amount of up to $6,000,000 in various separate disbursements, $4,000,000 aggregate principal amount of which has already been provided to us (i) on October 12, 2017, in an aggregate principal amount of $1,000,000, (ii) on October 23, 2017, in an aggregate principal amount of $1,000,000, (iii) on December 1, 2017, in an aggregate principal amount of $500,000, (iv) on December 4, 2017, in an aggregate principal amount of $500,000, (v) on December 8, 2017, in an aggregate principal amount of $500,000, and (vi) on December 26, 2017, in an aggregate principal amount of $500,000. Mr. Anderson may, in his sole discretion, fund the remaining $2,000,000 aggregate principal amount, as we may request from time to time in whole or in part.

The amounts issued under the Ospraie Note bear interest, commencing on the date of the issuance of such amounts through December 31, 2017 (or such later date as Mr. Anderson may decide in his reasonable discretion and as notified to us), at a fixed per annum rate equal to 1%, which interest will accrue on the outstanding amount and be payable on October 12, 2020, or the Maturity Date, unless converted into shares of our common stock. After December 31, 2017 (or such later date as Mr. Anderson may decide in his reasonable discretion and as notified to us), amounts issued under the Ospraie Note will bear interest at a fixed per annum rate of 10%, which interest will accrue on the outstanding amounts and be payable on the Maturity Date. Pursuant to the Ospraie Note, Mr. Anderson may elect to convert any principal amounts and interest outstanding under the Ospraie Note into shares of our common stock upon our completion of an equity financing with resulting in gross proceeds of at least $10,000,000 aggregate principal amount (at least 50% of which investment must be made by persons who are not our affiliates), without any further action by either party. As discussed above, upon consummation of the Transactions, Mr. Anderson will convert all amounts outstanding under the Ospraie Note into Units to be issued under the Securities Purchase Agreement.

In connection with the Ospraie Note, we entered into a security agreement, or the Security Agreement, with Mr. Anderson such that, to secure our obligations under the Ospraie Note, we granted to Mr. Anderson a security interest in all of our personal and real property. See the section entitled “Transactions With Related Persons—Certain Related-Person Transactions—Ospraie Transactions” below.

Reasons for the Ospraie Investment

Our board of directors has determined that the Ospraie Investment is in our best interests and in the best interests of our stockholders. Our board of directors approved the Ospraie Investment as part of its overall goal of providing support for our continuing operations and future development through a comprehensive financing and indebtedness restructuring package consisting of (i) raising up to an aggregate of $30,000,000 of additional capital from both our existing and new investors and (ii) strategically improving our balance sheet and leverage profile by converting a significant portion of our existing indebtedness to equity and extending the maturity dates, reducing the interest rate per annum and deferring interest payments for our remaining existing indebtedness after the conversion to equity. We believe the combination of additional new capital, conversion of existing indebtedness to equity and more favorable terms for our remaining existing indebtedness will allow us to turn our focus toward strengthening and growing the Company and improving our operations, such as using the funds to promote our commercially available products, to advance product candidates and to support expanding our international presence and commercialization.

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In connection with the Ospraie Investment, as part of our Private Placement and Related Transactions, we will receive up to $20,000,000 of additional capital from Ospraie that will comprise an integral part of our overall effort in supporting our operations, which includes the up to $6,000,000 aggregate principal amount that Mr. Anderson has already committed to providing us as noted above under “—Ospraie Note.” By bringing in capital from new investors like Ospraie, we expect to benefit from the increased diversification of our investor base and their fresh input on how we can continue to enhance our operations. Furthermore, given Ospraie’s significant ownership percentage in the Company after consummation of the Transactions, we expect to forge a mutually beneficial and productive partnership with Ospraie that will dramatically shape our Company for the better going forward.

Ospraie Nominees to Our Board of Directors and Committees of Our Board of Directors

As discussed above under “Proposal One—Election of Class I Director—Ospraie Nominees to Board of Directors and Committees of our Board of Directors,” we have agreed to elect up to two Initial Designees as Class I directors to become effective upon the consummation of the Transactions and will also enter into a Voting and Lock-Up Agreement with affiliates of Ospraie, Waddell, Ardsley, as well as Pamela G. Marrone, Ph.D., our Chief Executive Officer, upon consummation of the Transactions. The Voting and Lock-up Agreement will provide that, subject to the terms of the Voting and Lock-up Agreement, each of the parties to the Voting and Lock-up Agreement will agree to vote for up to two nominees designated by Ospraie at our 2018 annual meeting of stockholders.

In addition, effective upon the consummation of the Transactions, we will appoint (i) one of the Initial Designees as chair of our board of directors, (ii) one of the Initial Designees as chair of our compensation committee of our board of directors, (iii) both of the Initial Designees as members of our nominating and corporate governance committee of our board of directors and (iv) one of the Initial Designees as chair of our nominating and corporate governance committee of our board of directors. Ospraie may also appoint individuals to serve as Advisory Members to our board of directors, as further discussed in “Proposal Five—2013 Plan Approvals.”

Therefore, after our 2018 annual meeting of stockholders, we expect that four of the seven directors on our board of directors will be directors designated by Ospraie.

Reasons for Requesting Stockholder Approval

We are required to seek approval for the Ospraie Investment because our common stock is listed on Nasdaq and, as a result, we are subject to certain Nasdaq listing rules and regulations. Nasdaq Rule 5635(b) requires stockholder approval prior to any issuance of securities when the issuance will result in a change of control of the Company. Nasdaq deems a change of control to occur when, as a result of the issuance, an investor owns, or has the right to acquire, 20% or more of the outstanding shares of our common stock or voting power and such ownership would be the single largest ownership position in our Company.

As a result of the Ospraie Investment, including the conversion of the amounts outstanding under the Ospraie Note into shares of our common stock and SPA Warrants, Ospraie will acquire at least 20% of the outstanding shares of our common stock and will have the single largest ownership position in our company at approximately 30% of our common stock (based on shares outstanding as of December 18, 2017, assuming completion of the Transactions and no exercise of warrants or options). This ownership position will increase to 46% of our common stock, assuming the full exercise of the SPA Warrants that will be issued to Ospraie in connection with the Ospraie Investment (and based on the same assumptions).

In addition, obtaining stockholder approval of the Ospraie Investment is a closing condition under the Securities Purchase Agreement. We will therefore be unable to consummate the Ospraie Investment pursuant to the Securities Purchase Agreement without receiving the necessary stockholder approvals.

Possible Effects if Proposal Four is Approved

See the section entitled “Proposal Three—Possible Effects if Proposal Three is Approved” above.

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Possible Effects if Proposal Four is Not Approved

As discussed above under “What will happen if any of the Private Placement and Related Transactions, the Ospraie Investment, or the 2013 Plan Approvals are not approved?”, each of our proposals relating to the Transactions is cross-conditioned, such that failure to obtain stockholder approval for one transaction will mean that we are unable to consummate any of the proposed financing transactions described in this proxy statement. As such, if Proposal Four is not approved by our stockholders, we will not be able to issue shares of our common stock and warrants pursuant to the Private Placement and Related Transactions, the Ospraie Investment, or issue up to an additional 4,000,000 options to purchase shares of our common stock pursuant to the 2013 Plan Approvals. As discussed above under “Why did the Company approve the Transactions?”, we believe that the Transactions are critical in our ability to maintain our current operations, such that our failure to obtain stockholder approval and thus not proceed with consummating the Transactions will likely make it considerably more difficult to sustain such operations.

Description of the Warrants

See the section entitled “Proposal Three—Description of the Warrants” above for a more detailed description of the warrants to purchase shares of our common stock.

Required Vote

Approval of the issuance of shares of our common stock and warrants to purchase shares of our common stock to Ospraie in the Ospraie Investment requires a “FOR” vote from a majority of the votes cast either in person or by proxy on the proposal in order to pass. Abstentions and broker non-votes will not be counted as a vote cast and will have no effect on the outcome of the proposal.

Recommendation

The board of directors recommends a vote “FOR” Proposal Four.

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PROPOSAL FIVE

2013 PLAN APPROVALS

Background

As discussed above under Proposal Three, on December 15, 2017, we entered into the Securities Purchase Agreement with the Buyers including Ospraie, pursuant to which we have agreed to amend the 2013 Plan to provide for an increase to the number of shares of our common stock authorized for issuance under the 2013 Plan by 4,000,000 to 10,952,472 shares.

Description of the 2013 Plan

The material terms of the 2013 Plan are summarized below. A copy of the full text of the 2013 Plan is attached to this proxy statement as Appendix A. This summary of the 2013 Plan is not intended to be a complete description of the 2013 Plan and is qualified in its entirety by the actual text of the 2013 Plan to which reference is made.

Our 2013 Plan was adopted by our board of directors in August 2013 and subsequently approved by our stockholders in 2013. The 2013 Plan serves as the successor to our 2011 Plan. We initially authorized a total of 1,600,000 shares of our common stock for issuance pursuant to the 2013 Plan, plus the number of shares of common stock reserved for issuance pursuant to future grants under the 2011 Plan upon the adoption of the 2013 Plan. In addition, the number of shares authorized for issuance pursuant to the 2013 Plan will be increased by any additional shares that would otherwise return to the 2011 Plan after the date of adoption of the 2013 Plan as a result of the forfeiture, termination or expiration of awards previously granted under the 2011 Plan. Further, our 2013 Plan provides for annual increases in the number of shares available for issuance thereunder equal to the least of (i) 3.5% of the number of shares of the our common stock outstanding on the last day of the immediately preceding fiscal year or (ii) a lesser number of shares determined by the administrator. Based on and subject to the foregoing, as of January 1, 2017, including such annual increase, 863,150 shares of our common stock, plus any additional shares which are subject to options granted under our 2006 Plan or 2011 Plan but are forfeited or otherwise terminate or expire subsequent to January 1, 2017, were authorized for issuance pursuant to the 2013 Plan. As of December 18, 2017, the maximum aggregate number of shares available for future grants under all the Company-administered equity compensation plans was 2,350,574 shares. In addition, at that time, the aggregate number of shares subject to unvested outstanding restricted stock units was 312,813 shares, the aggregate number of shares subject to vested but unsettled outstanding restricted stock units was 509,414 shares and the aggregate number of shares subject to outstanding options was 3,113,607 shares. The weighted-average exercise price of these options was $5.46 and the weighted-average remaining term was 7.0 years.

The 2013 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary employees, and for the grant of non-qualified stock options, stock appreciation rights, restricted stock, RSUs, dividend equivalent rights and any combination thereof to our employees, directors and consultants and to employees, directors and consultants of certain affiliated entities. As of December 18, 2017, we had one officer who is a director, two officers who are not directors, six non-employee directors, 101 non-officer employees and no consultants that were eligible to participate in the 2013 Plan. Such persons are eligible to participate in the 2013 Plan on the basis that such participation provides an incentive to continue in service to the Company and related entities and to help us compete effectively with other enterprises for the services of qualified persons. As of December 18, 2017, the closing price of a share of our common stock on the Nasdaq Global Market was $1.10.

Stockholder approval to qualify certain awards that may be granted under the 2013 Plan under Section 162(m) of the Code not only will allow us to grant these awards but also will permit us to structure incentive compensation intended to preserve certain tax deductions. We refer to these awards as qualified performance-based awards. Section 162(m) denies a corporation’s tax deduction for compensation it pays to certain executive officers in excess of $1,000,000 per year for each such officer. Section 162(m) provides an exception to this limitation for qualified performance-based compensation, the material terms of which must be approved by a corporation’s stockholders. To that end, in connection with the approval of an increase to the number of shares of our common stock authorized under the 2013 Plan by 4,000,000 to 10,952,472 shares, stockholders are also being asked to approve the management objectives upon which awards intended to qualify as performance-based awards may be based, the annual maximum limits per individual and eligible employees, as further described below.

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We may or may not grant awards under the 2013 Plan that are intended to qualify as performance-based awards. However, to preserve our ability to grant awards intended to qualify as performance-based awards, Section 162(m) requires that stockholders must approve the management objectives upon which awards intended to qualify as performance-based awards may be based, the annual maximum limits per individual and eligible employees. Subject to the requirements of Section 162(m), if the material terms under our 2013 Plan, including the annual equity grant share limitations, and the performance criteria under which performance-based awards may be granted, are not approved by stockholders, we will not make any further grants under the 2013 Plan to our “covered employees” as defined in Section 162(m) that are intended to qualify as “performance-based” for Section 162(m) purposes, or their successors, until such time, if any, as stockholder approval of a subsequent similar proposal is obtained.

Our board of directors or a committee of our board of directors, which we refer to as the “administrator” herein, administers the 2013 Plan. In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m), the administrator consists of two (2) or more “outside directors” within the meaning of Section 162(m). The administrator has the power to determine and interpret the terms and conditions of the awards, including, as applicable, the employees, directors and consultants who will receive awards, the exercise price, the number of shares subject to each award, the vesting schedule and exercisability of the awards, the restrictions on transferability of awards and the form of consideration payable upon exercise. The administrator also has the authority to institute an exchange program whereby the exercise prices of outstanding awards may be reduced or outstanding awards may be surrendered or cancelled in exchange for other awards of the same type (which may have higher or lower exercise prices) or awards of a different type.

The 2013 Plan allows for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees and employees of any of our parents or subsidiaries. Non-qualified stock options may be granted to our employees and directors and those of certain of our affiliates. The per share exercise price of all options granted under the 2013 Plan must be equal to at least the per share fair market value of the common stock on the date of grant. The term of an incentive stock option may not exceed ten (10) years, except that with respect to any employee who owns more than ten percent (10%) of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five (5) years, and the exercise price must equal at least one hundred ten percent (110%) of the fair market value on the grant date.

After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her option, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

The 2013 Plan allows for the grant of stock appreciation rights. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator will determine the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the base appreciation amount used to determine the cash or shares to be issued pursuant to the exercise of a stock appreciation right will be no less than one hundred percent (100%) of the fair market value per share on the date of grant.

After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her stock appreciation right, to the extent vested, only to the extent provided in the stock appreciation right agreement.

The 2013 Plan allows for the grant of restricted stock. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions, if any, established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions, if any, on vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

The 2013 Plan allows for the grant of RSUs. RSUs are awards that will result in payment to a recipient at the end of a specified period only if the vesting criteria established by the administrator, if any, are achieved or the award otherwise vests. The administrator may impose whatever conditions, if any, to vesting, or restrictions and conditions, if any, to payment that it determines to be appropriate. The administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Payments of earned restricted stock units may be made, in the administrator’s discretion, in cash, with shares of our common stock or other securities, or a combination thereof.

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The 2013 Plan allows for the grant of dividend equivalent rights. Dividend equivalent rights are awards that entitle the recipients to compensation measured by the dividends we pay with respect to our common stock.

The administrator will determine the provisions, terms and conditions of each award including vesting schedules, forfeiture provisions, form of payment (cash, shares, or other consideration) upon settlement of the award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the administrator for any awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) will be one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, and (xvi) economic value added, (xvii) market share. The performance criteria may be applicable to our company, our affiliates or any individual business units of our company or any affiliate.

The maximum number of shares of our common stock with respect to which options and stock appreciation rights may be granted to any grantee in any fiscal year of the Company is 800,000 shares. In connection with a grantee’s commencement of continuous service, a grantee may be granted options and stock appreciation rights for up to an additional 800,000 shares of our common stock, which will not count against the limit set forth in the previous sentence. The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as provided under the 2013 Plan.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation, the maximum number of shares of our common stock with respect to which such awards may be granted to any grantee in any fiscal year of the Company is 800,000 shares. The foregoing limitation will be adjusted proportionately in connection with any change in the Company’s capitalization as provided under the 2013 Plan.

The 2013 Plan allows for the transfer of awards under the 2013 Plan only (i) by will, (ii) by the laws of descent and distribution and (iii) for awards other than incentive stock options, to the extent authorized by the administrator. Only the recipient of an incentive stock option may exercise such award during his or her lifetime.

In the event of certain changes in our capitalization, to prevent enlargement of the benefits or potential benefits available under the 2013 Plan, the administrator will make adjustments to one or more of the number of shares that are covered by outstanding awards, the exercise or purchase price of outstanding awards, the maximum number of shares with respect to which awards may be granted to any grantee in any fiscal year of the Company, and any other terms that the administrator determines require adjustment. In the event of our complete liquidation or dissolution, all outstanding awards will terminate immediately upon the consummation of such transaction.

The 2013 Plan provides that in the event of a corporate transaction, as defined in the 2013 Plan, each outstanding award will terminate upon the consummation of the corporate transaction to the extent that such awards are not assumed by the acquiring or succeeding corporation. Prior to or upon the consummation of a corporate transaction or a change in control, each as defined in the 2013 Plan, an outstanding award may vest, in whole or in part, to the extent provided in the award agreement or as determined by the administrator in its discretion. The administrator may condition the vesting of an award upon the subsequent termination of the recipient’s service or employment within a specified period of time following the consummation of a corporate transaction or change in control. The administrator will not be required to treat all awards similarly in the event of a corporate transaction or change in control.

The 2013 Plan will automatically terminate ten (10) years following the date it became effective, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend or terminate the 2013 Plan provided such action does not impair the rights under any outstanding award.

Certain U.S. Federal Tax Consequences

The following summary of the federal income tax consequences of the 2013 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences. As such, please refer to the applicable provisions of the Code for additional information.

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Non-Qualified Stock Options. Except as provided under Section 409A of the Code discussed below, or Section 409A, the grant of a non-qualified stock option under the 2013 Plan generally will not result in any U.S. Federal income tax consequences to the grantee or to us. Upon exercise of a non-qualified stock option, the grantee is generally subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is generally subject to withholding for U.S. Federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the grantee, subject to possible limitations imposed by Section 162(m) and so long as we withhold the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount. Any gain or loss on the grantee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

Absent special limitations on exercisability, in the event a nonqualified stock option is granted with an exercise price less than 100% of the fair market value of the common stock on the date of grant or amended in certain respects, such option may be considered deferred compensation and subject to Section 409A, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law.

Incentive Stock Options. The grant of an incentive stock option under the 2013 Plan will not result in any U.S. Federal income tax consequences to the grantee or to us. A grantee recognizes no U.S. Federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the grantee has held the shares of common stock. If the grantee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the grantee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the grantee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition, which is referred to as a “disqualifying disposition.” The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the grantee, subject to possible limitations imposed by Section 162(m) and so long as we withhold the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a grantee’s alternative minimum tax liability exceeds such grantee’s regular income tax liability, the grantee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the grantee must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event that an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A, which provides rules regarding the timing of payment of deferred compensation. An option subject to Section 409A which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock and Performance Stock. The grant of restricted stock and performance shares will generally subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is generally subject to withholding for U.S. Federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) and so long as we withhold the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

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Recipients of restricted stock and performance shares may make an election under Section 83(b) of the Code, or a Section 83(b) Election, to recognize as ordinary compensation income in the year that such restricted stock or performance shares are granted, the amount equal to the spread between the amount paid for such stock (if any) and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock or performance share is issued.

Stock Appreciation Rights. Recipients of stock appreciation rights, or SARs, generally should not recognize income until such rights are exercised, assuming there is no ceiling on the value of the right and Section 409A does not apply. Upon exercise, the grantee will normally recognize taxable ordinary income for U.S. Federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Grantees who are employees will be subject to withholding for U.S. Federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Grantees will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the grantee, subject to possible limitations imposed by Section 162(m) and so long as we withhold the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount.

A SAR can be considered deferred compensation and subject to Section 409A. A SAR that does not meet the requirements of Section 409A, such as with respect to the timing of the delivery of cash or shares following vesting, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law.

Performance Units. Recipients of performance units generally should not recognize income until such units are converted into cash or shares of stock unless Section 409A applies. Upon conversion, the grantee will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Grantees who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the performance units. Grantees will recognize gain upon the disposition of any shares received upon conversion of the performance units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the grantee, subject to possible limitations imposed by Section 162(m) and so long as we withhold the appropriate taxes with respect to such income (if required) and the grantee’s total compensation is deemed reasonable in amount.

Performance units also can be considered non-qualified deferred compensation and subject to the rules of Section 409A, which provide rules regarding the timing of payment of deferred compensation. A grant of performance units that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest to such grantee, and similar treatment under state law.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested shares subject to such awards, which income is generally subject to withholding for U.S. Federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a grantee, subject to possible limitations imposed by Section 162(m) and so long as we withhold the appropriate taxes with respect to such income, if required, and the individual’s total compensation is deemed reasonable in amount.

The foregoing is only a summary of the U.S. Federal income tax consequences of the 2013 Plan transactions, and is based upon U.S. Federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax consequences of a grantee’s death or the tax laws of any municipality, state or foreign country to which the grantee may be subject.

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New Plan Benefits

Awards under the 2013 Plan are based on the discretion of the administrator and/or our achievement of performance targets established by the administrator, and it is not currently possible to determine the amounts that will be received by persons participating in the 2013 Plan in the future.

Information, as of December 31, 2016, regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))(2)
	(a)	(b)
Equity compensation plans approved by security holders	3,812,652	$5.62	1,622,705
Equity compensation plans not approved by security holders	—	—	—
Total	3,812,652	$5.62	1,622,705

(1)	Represents weighted average exercise price of outstanding options.

(2)	Consists of shares available for issuance under our 2013 Stock Incentive Plan.

Reasons for the 2013 Plan Approvals

Our board of directors has determined that the 2013 Plan Approvals are in our best interests and in the best interests of our stockholders. The 2013 Plan Approvals are another component in our overall goal of providing support for our continuing operations and future development through a series of refinancing transactions discussed in this proxy statement, and for which we are soliciting stockholder approval.

Pursuant to the Securities Purchase Agreement and as a condition to the Ospraie Investment, we have agreed to increase the number of shares of our common stock authorized for issuance under the 2013 Plan by 4,000,000 to 10,952,472 shares. We have agreed to use this additional capacity under the 2013 Plan to grant options to purchase our common stock, or the Advisory Pool, to certain Advisory Members to our board of directors designated by Ospraie, which we expect to put in place upon consummation with the Transactions. We believe that allowing such Advisory Members to receive grants under the Advisory Pool will best align such Advisory Members’ interests with those of the Company and its continued operations and development, thus providing the necessary and proper incentives for such Advisory Members to advise and act in our best interests. Furthermore, as discussed above, by qualifying such grants as performance-based awards under Section 162(m), we will retain the flexibility to avail ourselves of the appropriate tax deductions to our benefit.

Description of the Advisory Pool

The Advisory Pool will cover 4,000,000 shares of our common stock, subject to certain adjustments. Awards under the Advisory Pool will be granted in the manner directed by Ospraie, provided that each such award will be in the form of an option to purchase shares of our common stock, having an exercise price per share of our common stock equal to the greater of (i) $1.00 or (ii) the “fair market value” per share of our common stock on the grant date thereof, determined in accordance with Section 409A of the Code, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after such grant date. All options to purchase shares of our common stock issued to Advisory Members under the Advisory Pool will be exercisable from and after the one (1) year anniversary of issuance, or the Initial Exercisability Date, until December 31, 2020; provided, however, that the options to purchase shares of our common stock may be exercisable prior to the Initial Exercisability Date solely in connection with a Change of Control. As used herein, a “Change of Control” means any Fundamental Transaction (as defined in the warrants to purchase shares of our common stock) other than (i) any reorganization, recapitalization or reclassification of the shares of our common stock in which our holder’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification or (ii) pursuant to a migratory merger effected solely for the purpose of changing our jurisdiction of incorporation. In addition, any shares of our common stock covered by an option to purchase shares of our common stock (or portion thereof) which is forfeited, cancelled or expires (whether voluntarily or involuntarily) will be returned to the Advisory Pool. The exercise price of the options to purchase shares of our common stock must be payable by check or cash and may not be exercised “net.”

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The foregoing description of the Advisory Pool does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of Exhibit C to the Securities Purchase Agreement, which has been filed with our Current Report on Form 8-K on December 18, 2017 as Exhibit 10.1, and is incorporated herein by reference.

Reasons for Requesting Stockholder Approval

We are required to seek approval for the 2013 Plan Approvals because our common stock is listed on Nasdaq and, as a result, we are subject to certain Nasdaq listing rules and regulations. Nasdaq Rule 5635(c) requires stockholder approval when a plan or other equity compensation arrangement is established or materially amended. For these purposes, a material amendment would include, but not be limited to, any material increase in the number of shares of our common stock to be issued under the plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction). If stockholder approval is obtained, we will increase the number of shares of our common stock authorized under the 2013 Plan by 4,000,000 to 10,952,472 shares, which will be a material increase in the number of shares of our common stock available for issuance under the 2013 Plan.

In addition, we are seeking approval of the 2013 Plan under Section 162(m) of the Code, which will allow us the flexibility to structure our incentive compensation in a manner intended to preserve certain tax deductions under Section 162(m), as discussed above under “—Description of the 2013 Plan.”

Furthermore, obtaining stockholder approval of the 2013 Plan Approvals is a closing condition under the Securities Purchase Agreement. We will therefore be unable to consummate the 2013 Plan Approvals pursuant to the Securities Purchase Agreement without receiving the necessary stockholder approvals.

Possible Effects if Proposal Five is Approved

If Proposal Five is approved by our stockholders, we may issue up to 4,000,000 options to purchase shares of our common stock under the 2013 Plan, which, if exercised, will result in the issuance of an additional 4,000,000 shares of our common stock. If stockholder approval is received, the rights and privileges associated with our common stock issuable upon exercise of the options to purchase shares of our common stock will be identical to the rights and privileges associated with the common stock held by our existing stockholders, and will not have preemptive, conversion or other rights to subscribe for additional shares of our common stock. Approval of Proposal Five will also have the following consequences:

●	Dilution. Upon the exercise of up to 4,000,000 additional options to purchase shares of our common stock under the 2013 Plan, we will issue up to an aggregate of 4,000,000 shares of our common stock. Such issuance will further dilute the earnings per share of our common stock and reduce the voting power and percentage ownership of our outstanding capital stock. Assuming the consummation of the other Transactions described in this proxy statement and the full exercise of the warrants to purchase shares of our common stock issued thereunder, as well as the exercise of the 4,000,000 options to purchase shares of our common stock, we will have a total number of 154,856,495 shares outstanding as of December 18, 2017, and the shares of our common stock outstanding as of December 18, 2017 would represent approximately 20% of our common stock after such conversion and exercise.

●	Improved Capital Levels Upon Exercise. Upon exercise of any stock options granted in pursuant to the 2013 Plan Approvals, we will receive additional capital through the Advisory Members’ payment of the exercise price provided above under “—Description of the Advisory Pool.”

●	Market Effects. Despite the existence of certain restrictions on transfer, the issuance of shares of our common stock could affect trading patterns and adversely affect the market price of our outstanding common stock. Additionally, sales in the public market of the shares of our common stock acquired upon exercise of the stock options, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and impair our ability to raise capital in future equity financings.

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Possible Effects if Proposal Five is Not Approved

As discussed above under “What will happen if any of the Private Placement and Related Transactions, the Ospraie Investment or the 2013 Plan Approvals are not approved?”, each of our proposals relating to the Transactions is cross-conditioned, such that failure to obtain stockholder approval for one transaction will mean that we are unable to consummate any of the proposed financing transactions described in this proxy statement. As such, if Proposal Five is not approved by our stockholders, we will not be able to issue shares of our common stock and warrants pursuant to the Private Placement and Related Transactions, the Ospraie Investment or up to an additional 4,000,000 options to purchase shares of our common stock pursuant to the 2013 Plan Approvals. As discussed above under “Why did the Company approve the Transactions?”, we believe that the Transactions are critical in our ability to maintain our current operations, such that our failure to obtain stockholder approval and thus not proceed with consummating the Transactions will likely make it considerably more difficult to sustain such operations.

Required Vote

The 2013 Plan Approvals require a “FOR” vote from a majority of the votes cast either in person or by proxy on the proposal in order to pass. Abstentions and broker non-votes will not be counted as a vote cast and will have no effect on the outcome of the proposal.

Recommendation

The board of directors recommends a vote “FOR” Proposal Five.

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PROPOSAL SIX

STOCKHOLDER PROXY ACCESS AMENDMENTS

We have been advised that Mr. James McRitchie, 9295 Yorkship Court, Elk Grove, CA 95758, who has indicated he is a beneficial owner of 9,120 shares of the Company’s common stock, intends to submit the following proposal at the 2017 annual meeting:

RESOLVED: Shareholders of Marrone Bio Innovations, Inc. (the “Company”) ask the board of directors (the “Board”) to amend its bylaws or other documents, as necessary, to provide proxy access with essential elements for substantial implementation as follows:

1. Nominating shareholders or shareholder groups (“Nominators”) must beneficially own 3% or more of the Company’s outstanding common stock (“Required Stock”) continuously for at least three years and pledge to hold such stock through the annual meeting.

2. Nominators may submit a statement not exceeding 500 words in support of each nominee to be included in the Company proxy.

3. The number of shareholder-nominated candidates eligible to appear in proxy materials shall be one quarter of the directors then serving or two, whichever is greater.

4. No limitation shall be placed on the number of shareholders that can aggregate their shares to achieve the 3% of Required Stock.

5. No limitation shall be placed on the re-nomination of shareholder nominees by Nominators based on the number or percentage of votes received in any election.

6. The Company shall not require that Nominators pledge to hold stock after the annual meeting if their nominees fail to win election.

7. Loaned securities shall be counted as belonging to a nominating shareholder if the shareholder represents it has the legal right to recall those securities for voting purposes and will hold those securities through the date of the annual meeting.

Supporting Statement for Proposal Six

The SEC’s universal proxy access Rule 14a-11 (https://www.sec.gov/rules/final/2010/33-9136.pdf) was vacated after a court decision regarding the SEC’s cost-benefit analysis. Therefore, proxy access rights must be established on a company-by-company basis. Subsequently, Proxy Access in the United States: Revisiting the Proposed SEC Rule (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1) a cost-benefit analysis by CFA Institute, found proxy access would “benefit both the markets and corporate boardrooms, with little cost or disruption,” raising US market capitalization by up to $140.3 billion. Public Versus Private Provision of Governance: The Case of Proxy Access (http://ssrn.com/abstract=2635695) found a 0.5 percent average increase in shareholder value for proxy access targeted firms.

Proxy Access: Best Practices (http://www.cii.org/files/publications/misc/08_05_15_Best%20Practices%20-%20Proxy%20Access.pdf) by the Council of Institutional Investors, ?highlights the most troublesome provisions? in recently implemented access bylaws, such as the fact that even if the 20 largest public pension fund members were able to aggregate their shares, they would not meet the 3% criteria at most companies examined by the Council. Many corporate boards have adopted proxy access bylaws with troublesome provisions that significantly impair the ability of shareholders to participate in the nominating process, the ability of shareholder nominees to effectively serve if elected, and the ability of shareholder nominees to run again. Adoption of bylaws with all the requested elements outlined above would help ensure meaningful proxy assess is available to more shareholders.

Increase Shareholder Value

Vote for Shareholder Proxy Access – Proposal 6

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Company’s Statement in Opposition to Proposal Six

The board of directors believes that this proposal would bypass the Company’s robust process for identifying and vetting non-employee director candidates. Further, the proposal ignores the effective say that stockholders currently have in the director selection process by virtue of their vote in elections as well as through the recommendation process for director candidates. For these reasons, the board of directors believes the proposal is not in the best interests of the Company and recommends a vote against the proposal.

The nominating and corporate governance committee maintains an active board refreshment program to nominate independent directors who are responsive to stockholders’ interests, are free from conflicts with our competitors, and possess the right industry and leadership skills needed to represent all stockholders and guide our Company’s success. Throughout each year, the nominating and corporate governance committee rigorously screens director candidates for purposes of board succession planning. The nominating and corporate governance committee has established a policy for identifying and evaluating candidates for the board of directors. The policy is designed to identify and nominate director candidates who possess a diverse and complementary mix of skills and professional experience necessary to oversee our business and who can contribute to the overall effectiveness of the board of directors. It also permits the nominating and corporate governance committee and the board of directors to assess its composition with respect to the qualifications set forth in such policy.

Proxy access can interrupt and undermine the role of the nominating and corporate governance committee to guide this critical governance process. While directors are under legal obligations of fiduciary duty in the director selection process, stockholders nominating director candidates are not. Proxy access would result in meaningful and costly disruption to the nominating and corporate governance committee, the board of directors, and management and, therefore, would not be in our stockholders’ short- or long-term interests.

Stockholders already have the ability to recommend director candidates by means of the process identified in our governance documents and described in this proxy statement. Each director candidate recommended by a stockholder pursuant to this process is submitted to the nominating and corporate governance committee, and the nominating and corporate governance committee evaluates all stockholder-recommended candidates on the same basis as all other director candidates.

Over the years, the board of directors has embraced a variety of progressive governance practices which provide an appropriate balance between ensuring the board’s accountability to stockholders and enabling the board to provide effective oversight and strategic direction for the long-term benefit of all stockholders. For example:

●	Currently, six of the seven members of our board of directors are independent, non-management directors.

●	The roles of chairman and chief executive officer have been separated, with the independent directors appointing the chairman.

●	There are no supermajority voting requirements for matters presented for a stockholder vote.

●	In addition to our stockholder engagement process, stockholders are able to communicate with the board of directors in the manner described in our corporate governance guidelines and as described in this proxy statement.

Therefore, the board of directors believes our corporate governance policies and the measures employed by the nominating and corporate governance committee for the nominating and election of directors have led to a board of directors that is responsive to stockholder input, provides for appropriate stockholder involvement and promotes a strategy for long-term value creation.

Required Vote

Approval of the stockholder proposal requires a “FOR” vote from a majority of the voting power present and entitled to vote either in person or by proxy on the proposal in order to pass. Abstentions and broker non-votes will not be counted as a vote cast and will have no effect on the outcome of the proposal.

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Recommendation

The board of directors recommends a vote “AGAINST” Proposal Six.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Our Common Stock

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 18, 2017, for:

●	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our named executive officers;

●	each of our directors and director nominees;

●	all current executive officers and directors as a group; and

●	each of the above after giving effect to the Transactions.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of common stock deemed outstanding includes shares issuable upon exercise of options held by the respective person or group that may be exercised within 60 days after December 18, 2017. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after December 18, 2017 are included for that person or group but not the stock options of any other person or group.

Applicable percentage ownership pre-Transactions is based on 31,350,877 shares of common stock outstanding at December 18, 2017, and applicable percentage ownership post-Transactions is based on 101,865,163 shares of common stock outstanding at December 18, 2017 after giving effect to the issuance of shares of our common stock upon the closing of the Transactions assuming that we have obtained the approvals of our stockholders as contemplated herein. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to such person’s options and warrants exercisable within 60 days of December 18, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed. Unless otherwise noted below, the address of each person listed in the table is c/o Marrone Bio Innovations, Inc., 1540 Drew Avenue, Davis, CA 95618.

NAME AND ADDRESS OF	SHARES BENEFICIALLY OWNED PRE-TRANSACTIONS		SHARES BENEFICIALLY OWNED POST-TRANSACTIONS
BENEFICIAL OWNER	SHARES (#)	SHARES (%)	SHARES (#)	SHARES (%)
5% Stockholders:

Entities affiliated with Ospraie Ag Science LLC(1) 437 Madison Avenue, 28th Floor New York, NY 10022	—	—	61,333,334	46.3

Entities affiliated with Waddell & Reed Financial, Inc.(2) 6300 Lamar Avenue Overland Park, KS 66202	6,650,282	19.9	28,726,192	27.1

Entities affiliated with Ardsley Advisory Partners(3) 262 Harbor Drive Stamford, CT 06902	3,681,580	11.7	15,681,580	14.6

Van Herk Investments B.V.(4) Lichtenauerlaan 30, 3062ME Rotterdam, The Netherlands	477,481	1.5	12,477,481	11.6

PRIMECAP Management Company(5) 225 South Lake Avenue #400 Pasadena, CA 91101	2,702,870	8.6	2,702,870	2.7
Directors, Director Nominees and Named Executive Officers:
Pamela G. Marrone, Ph.D.(6)	1,264,228	4.0	1,264,228	1.2
Timothy Fogarty(7)	73,270	*	73,270	*
Michael H. Benoff(8)	76,485	*	76,485	*
George Kerckhove(9)	78,611	*	78,611	*
Kathleen A. Merrigan, Ph.D.(10)	62,527	*	62,527	*
Richard Rominger(11)	197,624	*	197,624	*
Zachary S. Wochok, Ph.D.(12)	73,399	*	73,399	*
James B. Boyd(13)	430,704	1.4	430,704	*
Timothy Johnson(14)	97,817	*	97,817	*
Amit Vasavada(15)	102,574	*	102,574	*
Keith Pitts(16)	215,355	*	215,355	*
Linda V. Moore(17)	191,440	*	191,440	*

All current directors and executive officers as a group (12 persons)(18)	2,864,034	8.6	2,864,034	2.8

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*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)

Includes 30,666,667 shares of our common stock and 30,666,667 shares of our common stock issuable upon exercise of SPA Warrants to be issued to Ospraie Ag Science LLC in connection with the Ospraie Investment as part of the Private Placement and Related Transactions. Mr. Dwight Anderson is the Managing Member and controlling equity owner of Ospraie and, in such capacity, may be deemed to have voting and dispositive power over the securities held for the account of Ospraie. Ospraie disclaims any beneficial ownership in such securities.

(2)	As reported in the Schedule 13G filed February 14, 2017, the securities reported on herein are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Ivy Investment Management Company, or IICO, the direct holder of 2,898,692 shares and an investment advisory subsidiary of Waddell, or Waddell & Reed Investment Management Company, or WRIMCO, the direct holder of 1,827,500 shares and an investment advisory subsidiary of Waddell. The investment advisory contracts grant IICO and WRIMCO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant IICO and WRIMCO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, IICO and/or WRIMCO may be deemed the beneficial owner of the securities covered by this statement under Rule 13d-3 of the Exchange Act. Also includes the 4,000,000 shares of our common stock issuable upon exercise of Waddell Warrants to be issued pursuant to the Waddell Debt Conversion and held by Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy VIP Science & Technology, each an open-end fund of a series trust managed by either IICO or WRIMCO. Also includes 20,000,000 shares of our common stock to be issued pursuant to the Waddell Debt Conversion.

(3)	As reported in the Schedule 13G filed May 5, 2017, the securities reported on herein are beneficially owned by one or more open-end investment companies or other managed accounts which are owned, advised or sub-advised by Ardsley Advisory Partners, Ardsley Partners I, Phillip J. Hempleman, Ardsley Partners Fund II, L.P., Ardsley Partners Institutional Fund, L.P., Ardsley Partners Advanced Healthcare Fund, L.P., Ardsley Partners Renewable Energy Fund and Ardsley Duckdive Fund, L.P. the beneficial holders of 3,631,580 common shares. Also includes 6,666,667 shares of our common stock and 5,333,333 shares of our common stock issuable upon exercise of SPA Warrants to be issued in connection with the Private Placement and Related Transactions..

(4)

Includes 6,666,667 shares of our common stock and 5,333,333 shares of our common stock issuable upon exercise of SPA Warrants to be issued in connection with the Private Placement and Related Transactions. The securities reported on herein will be beneficially owned by (i) Van Herk Investments B.V., a private company with limited liability incorporated under the laws of the Netherlands, (ii) Van Herk Private Equity Investments B.V., a private company with limited liability incorporated under the laws of the Netherlands, (iii) Stichting Administratiekantoor Penulata, a foundation organized under the laws of the Netherlands, (iv) Stichting Administratiekantoor Abchrys, a foundation organized under the laws of the Netherlands, (v) A. van Herk Holding B.V., a private company with limited liability incorporated under the laws of the Netherlands, (vi) Onroerend Goed Beheer- en Beleggingsmaatschappij A. van Herk B.V., a private company with limited liability incorporated under the laws of the Netherlands, (vii) Van Herk Management Services B.V., a private company with limited liability incorporated under the laws of the Netherlands, and (viii) Adrianus van Herk (all of the foregoing, collectively, the Van Herk Persons). The Van Herk Persons have shared voting and dispositive power over the securities reported on herein. Also includes 477,481 shares of our common stock beneficially owned by Adrianus van Herk, over which Adrianus van Herk holds sole voting and dispositive power.

(5)	As reported in the Amendment to Schedule 13G filed May 4, 2017, the securities reported on herein are beneficially owned by PRIMECAP Management Company, an independent investment management company.

(6)	Includes 384,151 shares of common stock issuable upon the exercise of options exercisable within 60 days and 25,192 shares of common stock subject to restricted stock units settleable within 60 days held by Dr. Marrone, 6,442 shares of common stock held by Florence H. Marrone TOD Pamela G. Marrone and 53,134 shares of common stock held by Dr. Marrone and Michael Rogers. Does not include 156,251 shares of common stock issuable to Dr. Marrone upon the exercise of options not exercisable within 60 days.

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(7)	Includes 1,190 shares of common stock held by Timothy and Patricia Fogarty 2011 Trust, Dated August 1, 2011, 54,745 shares of common stock subject to restricted stock units settleable within 60 days and 17,335 shares of common stock subject to options exercisable within 60 days.

(8)	Includes 68,485 shares of common stock subject to restricted stock units settleable within 60 days. Does not include 10,135 shares of common stock issuable to Mr. Benoff upon the settlement of restricted stock units not settleable within 60 days.

(9)	Includes 54,745 shares of common stock subject to restricted stock units settleable within 60 days and 20,866 shares of common stock subject to options exercisable within 60 days.

(10)	Includes 62,527 shares of common stock subject to restricted stock units settleable within 60 days. Does not include 13,969 shares of common stock issuable to Dr. Merrigan upon the settlement of restricted stock units not settleable within 60 days.

(11)	Includes 109,522 shares of common stock held by The Richard and Mary Rominger Community Trust, 54,745 shares of common stock subject to restricted stock units settleable within 60 days and 29,521 shares of common stock subject to options exercisable within 60 days.

(12)	Includes 3,000 shares of common stock held by The Zachary S Wochok & Barbara N Wochok Trust and 69,599 shares of common stock subject to restricted stock units settleable within 60 days. Does not include 26,211 shares of common stock issuable to Dr. Wochok upon the settlement of restricted stock units not settleable within 60 days.

(13)	Includes 344,410 shares of common stock subject to options exercisable within 60 days and 45,044 shares of common stock subject to restricted stock units settleable within 60 days. Does not include 195,590 shares of common stock issuable to Mr. Boyd upon the exercise of options not exercisable within 60 days. Does not include 124,998 shares of common stock issuable to Mr. Boyd upon settlement of restricted stock units not settleable within 60 days.

(14)	Includes 78,292 shares of common stock subject to options exercisable within 60 days and 9,525 shares of common stock subject to restricted stock units settleable within 60 days. Does not include 18,060 shares of common stock issuable to Mr. Johnson upon the exercise of options not exercisable within 60 days.

(15)	Includes 91,450 shares of common stock subject to options exercisable within 60 days and 11,124 shares of common stock subject to restricted stock units settleable within 60 days. Does not include 30,550 shares of common stock issuable to Mr. Vasavada upon the exercise of options not exercisable within 60 days.

(16)	Includes 203,999 shares of common stock subject to options exercisable within 60 days and 11,356 shares of common stock subject to restricted stock units settleable within 60 days. Does not include 21,797 shares of common stock issuable to Mr. Pitts upon the exercise of options not exercisable within 60 days.

(17)	Includes 159,736 shares of common stock subject to options exercisable within 60 days and 31,704 shares of common stock subject to restricted stock units settleable within 60 days. Does not include 40,264 shares of common stock issuable to Ms. Moore upon the exercise of options not exercisable within 60 days. Does not include 137,500 shares of common stock issuable to Ms. Moore upon settlement of restricted stock units not settleable within 60 days.

(18)	Includes 498,791 shares of common stock subject to restricted stock units and 1,329,760 shares of common stock subject to options held by current directors and executive officers settleable or exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were filed in a timely manner.

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TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

Our board of directors reviews related party transactions for potential conflict of interest issues. Our board of directors has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness or employment by us or a related person.

Certain Related-Person Transactions

We describe below the transactions and series of similar transactions, since December 31, 2015, to which we were a participant or will be a participant, in which:

●	transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	any of our directors, executive officers, holders of more than 5% of our capital stock (which we refer to as 5% stockholders) or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers.

Waddell

Waddell is one of our existing 5% stockholders. We are seeking approval in this proxy statement for the Waddell Debt Conversion as discussed above under “Private Placement and Related Transactions—Waddell Debt Conversion.” Waddell will also be a party to the Voting and Lock-up Agreement discussed above under “Proposal One—Election of Class One Director—Ospraie Nominees to Our Board of Directors and Committees of Our Board of Directors—Voting and Lock-up Agreement.”

Ardsley

Ardsley, a Buyer under the Securities Purchase Agreement, is one of our existing 5% stockholders. Ardsley will also be party to the Voting and Lock-up Agreement discussed above under “Proposal One—Election of Class One Director—Ospraie Nominees to Our Board of Directors and Committees of Our Board of Directors—Voting and Lock-up Agreement.”

Ospraie Transactions

Mr. Anderson, the lender under the Ospraie Note, is an affiliate of Ospraie, a Buyer under the Securities Purchase Agreement. One or more affiliates of Ospraie will also be party to the Voting and Lock-up Agreement discussed above under “Proposal One—Election of Class One Director—Ospraie Nominees to Our Board of Directors and Committees of Our Board of Directors—Voting and Lock-up Agreement.”

On December 22, 2017, we and Mr. Anderson entered into the Security Agreement. Pursuant to the Security Agreement, to secure our obligations under the Ospraie Note, we granted to Mr. Anderson a security interest in our (i) personal property, whether owned or acquired after the date of the Security Agreement, including all accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment (including all fixtures), general intangibles, instruments, inventory, investment property, letter-of-credit rights, money, and other goods, and (ii) real property and real property interests, appurtenances, and fixtures, including rights of possession and use under leases and licenses, tenant improvements, and rights under options to lease or purchase and the like, and (iii) as well as all products, proceeds and supporting obligations of the foregoing clauses (i) and (ii), which we collectively refer to herein as the Ospraie Note Collateral.

Upon an event of default under the Ospraie Note, Mr. Anderson may declare amounts under the Ospraie Note immediately due and payable and may exercise remedies available under the Security Agreement, including the sale, disposition or collection of the Ospraie Note Collateral, the proceeds of which would be applied to satisfy our obligations under the Ospraie Note.

Executive Compensation and Employment Arrangements

Please see the section entitled “Executive Compensation” above for information on compensation arrangements with our executive officers and agreements with, and offer letters to, our executive officers containing compensation and termination provisions, among others.

Director and Officer Indemnification and Insurance

See the section entitled “Limitations of Liability and Indemnification Matters” above.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC adopted rules that permit us to send a single annual report and proxy statements to any household at which two or more stockholders reside unless we have received contrary instructions from one of the stockholders. Each stockholder will continue to receive a separate proxy card. Upon written or oral request to our Corporate Secretary, Linda V. Moore, at 1540 Drew Ave., Davis, California 95618 or by phone at (530) 750-2800, we will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request. Any stockholders who share the same address and currently receive multiple copies of our proxy materials who wish to receive only one copy in the future can contact the Corporate Secretary regarding such request at the address and phone number listed above.

A number of brokerage firms have already instituted householding. If your household has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

AVAILABLE INFORMATION AND INCORPORATION BY REFERENCE

Form 10-K

Our annual report on Form 10-K for the fiscal year ended December 31, 2016 is being mailed concurrently with the mailing of these proxy materials. Upon written request to our Corporate Secretary, Linda V. Moore, at the address of our principal executive offices, the exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

Internet Availability of Proxy Materials

In addition to the mailing, the notice of the annual meeting, this proxy statement and the proxy card are available for your review, print and download on our website at investors.marronebio.com. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

Incorporation of Certain Documents by Reference

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement.

This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC:

●	our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on April 3, 2017;

●	our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, filed with the SEC on November 14, 2017; and

●	our Current Report on Form 8-K, filed with the SEC on December 18, 2017 (except with respect to Item 7.01 thereof).

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OTHER MATTERS

Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

Pamela G. Marrone, Ph.D.
Chief Executive Officer

January 3, 2018

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Appendix A

MARRONE BIO INNOVATIONS, INC.

2013 STOCK INCENTIVE PLAN, AS AMENDED

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

(i) “Change in Control” means a change in ownership or control of the Company after the Registration Date effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Marrone Bio Innovations, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

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(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) months.

(q) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger , but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

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(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(y) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(aa) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(dd) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ff) “Plan” means this 2013 Stock Incentive Plan.

(gg) “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(hh) “Related Entity” means any Parent or Subsidiary of the Company.

(ii) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(jj) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(kk) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ll) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(mm) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(nn) “Share” means a share of the Common Stock.

(oo) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

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3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 10,952,472 Shares, plus the number of Shares that remain available for grants of awards under the Company’s 2011 Stock Plan (the “2011 Plan”) as of the date the Plan is approved by the Company’s stockholders, plus any Shares that would otherwise return to the 2011 Plan as a result of forfeiture, termination or expiration of awards previously granted under the 2011 Plan (ignoring the termination or expiration of the 2011 Plan for the purpose of determining the number of Shares available for the Plan) , and commencing with the first business day of each fiscal year of the Company thereafter, beginning with the year following the year of the initial public offering of the Common Stock, such maximum aggregate number of Shares shall be increased by a number equal to the least of (i) three and one-half percent (3.5%) of the number of shares of the Company’s common stock outstanding on the last day of the immediately preceding fiscal year or (ii) a lesser number of Shares determined by the Administrator. Notwithstanding the foregoing, subject to the provisions of Section 10 below, of the number of Shares specified above, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 10,952,472 Shares. SARs payable in Shares shall reduce the maximum aggregate number of Shares which may be issued under the Plan only by the net number of actual Shares issued to the Grantee upon exercise of the SAR. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The NASDAQ Stock Market LLC (or other established stock exchange or national market system on which the Common Stock is traded) or Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(iv)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in Section 18 below, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

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(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, and (xvi) economic value added, (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

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(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs. Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect) ceases to apply to Awards, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be eight hundred thousand (800,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional eight hundred thousand (800,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect) ceases to apply to Awards, for awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be eight hundred thousand (800,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

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(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of other Awards, such price as is determined by the Administrator.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

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(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Such adjustments shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

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(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause including, but not limited to, Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan,” “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18. Effect of Section 162(m) of the Code. Section 162(m) of the Code does not apply to the Plan prior to the Registration Date. Following the Registration Date, the Plan and all Awards issued thereunder are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earliest of: (i) the expiration of the Plan; (ii) the material modification of the Plan; (iii) the exhaustion of the maximum number of shares of Common Stock available for Awards under the Plan, as set forth in Section 3(a); (iv) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

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19. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

20. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

21. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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Marrone Bio Innovations

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E35137-P00479 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MARRONE BIO INNOVATIONS, INC.

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote AGAINST the following proposal:

		For	Against	Abstain
6.	Consideration of a stockholder proposal, if properly presented at the annual meeting.	☐	☐	☐

NOTE: Such other matters as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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E35138-P00479

MARRONE BIO INNOVATIONS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
January 31, 2018

The stockholder(s) hereby appoint(s) Pamela G. Marrone, Ph.D. and James Boyd, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Marrone Bio Innovations, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time on January 31, 2018 at the corporate headquarters of Marrone Bio Innovations, Inc. at 1540 Drew Avenue, Davis, CA 95618, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 THROUGH 5 AND AGAINST PROPOSAL 6.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side